SECURITIES ACT FILE NO. 333-189732
INVESTMENT COMPANY ACT FILE NO. 811-22859

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

PRE-EFFECTIVE AMENDMENT NO.  1      ☒

POST-EFFECTIVE AMENDMENT NO.       ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

AMENDMENT NO. 1    ☒
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O'CONNOR FUND OF FUNDS: MASTERS
(Exact Name of Registrant as Specified in Charter)

677 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices:  Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code:  (203) 719-1428

James M. Hnilo, Esq.
UBS Alternative and Quantitative Investments LLC
One North Wacker Drive, 32nd Floor
Chicago, Illinois 60606
(312) 525-6000
(Name and Address of Agent for Service)

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   ☒

It is proposed that this filing will become effective (check appropriate box)

☒  when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐           This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐           This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE(1)
Shares of Beneficial Interests	$500,000,000	$68,200

(1)
$500,000,000 of shares of beneficial interest were previously registered.  A filing fee of $68,200 was previously paid to the Securities and Exchange Commission in connection with the registration of those shares.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated September 10, 2013

PROSPECTUS

O'CONNOR FUND OF FUNDS: MASTERS

Shares of Beneficial Interest
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Investment Objective.  O'Connor Fund of Funds: Masters (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek capital appreciation over the long term.  The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.

As of July 31, 2013, the Fund had net assets of approximately $90.3 million.

(continued on following page)

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Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk.  See "Risk Factors" beginning on page 28.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
______________________

Total
Offering Amount(1)	$500,000,000
Sales Load(2)	$ 10,000,000
Proceeds to the Fund	$490,000,000(3)

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(1) Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.

(2)           Generally, the stated minimum initial investment in the Fund is $50,000, which minimum may be reduced for certain shareholders, but not below $25,000.  Shareholders purchasing Shares may be charged a sales load of up to 2%.  See "Plan of Distribution."

(3) The Fund will pay offering expenses of approximately $660,000 from the proceeds of this offering.

UBS Financial Services Inc. will act as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through other brokers or dealers.  The Fund will sell Shares only to Qualified Investors (as defined herein).  Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited, in the discretion of the Adviser, into a non-interest-bearing account at State Street Bank and Trust Company.  See "Plan of Distribution."

UBS Financial Services Inc. September 1, 2013

Investment Portfolio. The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of Investment Managers and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles that have shareholders, other than the Fund, and in other registered investment companies (collectively, "Investment Funds"). The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time. Currently, the Fund seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. At any given time, the Fund may be invested, to a lesser extent, in Investment Managers who employ the other strategies described herein. See "Risk Factors" and "Investment Program."

The Fund is the successor to O'Connor Fund of Funds: Masters LLC (the "Predecessor Fund"), a Delaware limited liability company that originally was formed in 1995 as a Delaware limited partnership.  The Fund will be managed in substantially the same manner and by the same portfolio management team as the Predecessor Fund.  The Fund's investment objective and strategies are, in all material respects, identical to those of the Predecessor Fund.

Investment Adviser.  The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC (the "Adviser").

Restrictions on Transfer; No Trading Market.  Investing in the Fund's Shares involves a high degree of risk.  See "Risk Factors."  Shares are subject to restrictions on transfer and do not trade in any public market.  See "Redemptions, Repurchases of Shares and Transfers."

Repurchases of Shares.  To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Shares pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board") in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares on a quarterly basis.  See "Redemptions, Repurchases of Shares and Transfers."

Advisory Fee and Incentive Fee.  The Fund will pay the Adviser a fee (the "Advisory Fee"), computed and payable monthly, at an annual rate of 1.25% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (defined below) accruals, if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.  The Fund also will pay the Adviser an incentive fee (the "Incentive Fee") on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal quarter and net of Fund expenses), and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any fiscal quarter unless net realized losses and net unrealized depreciation from prior fiscal quarters (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Fund are higher than those paid by most other registered investment companies.  See "Management of the Fund—Incentive Fee" and "Risk Factors—The Incentive Fees Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment."

Expense Limitation and Reimbursement Agreement. The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund whereby the Adviser has agreed to limit indefinitely the amount of "Specified Expenses" (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis). "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Shareholder Qualifications.  Shares will be offered only to investors who have a net worth (with their spouses) of more than $2 million or who otherwise meet the standard for a Qualified Investor.  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  See "Shareholder Qualifications."

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This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated September 1, 2013, has been filed with the Securities and Exchange Commission (the "SEC").  The SAI is available upon request and without charge by writing the Fund at c/o UBS Alternative and Quantitative Investments LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637.  The SAI is incorporated by reference into this prospectus in its entirety.  The table of contents of the SAI appears on page 79 of this prospectus.  In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling (888) 793-8637.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).  The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	22

PRIVACY NOTICE	27

RISK FACTORS	27

USE OF PROCEEDS	54

INVESTMENT PROGRAM	54

PERFORMANCE INFORMATION	59

MANAGEMENT OF THE FUND	60

SHAREHOLDER QUALIFICATIONS	64

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS	64

CALCULATION OF NET ASSET VALUE	68

DESCRIPTION OF SHARES	69

TAXES	70

PLAN OF DISTRIBUTION	75

GENERAL INFORMATION	77

TABLE OF CONTENTS OF THE SAI	78

APPENDIX A: FORM OF INVESTOR CERTIFICATION	A-1

APPENDIX B: FUND PERFORMANCE INFORMATION	B-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
O'Connor Fund of Funds: Masters (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company.  The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC (the "Adviser"), a registered adviser affiliated with the UBS O'Connor LLC alternative investment platform.  The Fund intends to qualify, and elect to be treated, as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund is the successor to O'Connor Fund of Funds: Masters LLC (the "Predecessor Fund"), a Delaware limited liability company that originally was formed in 1995 as a Delaware limited partnership.  The Fund will be managed in substantially the same manner and by the same portfolio management team as the Predecessor Fund.  The Fund's investment objective and strategies are, in all material respects, identical to those of the Predecessor Fund.

As of July 31, 2013, the Fund had net assets of approximately $90.3 million.

Investment Program	The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles that have shareholders, other than the Fund, and in other registered investment companies (collectively, "Investment Funds").

Currently, the Fund seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. The Fund also may invest in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event driven, macro, distressed investing and emerging market strategies.

Long/short equity strategies involve long and short investing in equity securities that an Investment Manager believes are under- or over-valued.

•	Long-biased investing generally involves buying a security expecting its price to increase.

•	Short investing generally involves selling a security that the Investment Fund (defined herein) does not own (and has to borrow), expecting to profit from a decline in its price at a later date.

Investment Managers generally do not seek to neutralize the amount of long and short positions (i.e., they will generally be net long or net short).  There can also be no assurance that any particular Investment Manager will necessarily engage in short sales.  Investment Managers may specialize in a particular industry or may diversify holdings across industries.  Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally.  Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies and early-growth stage companies.  Investment Managers also may use leverage and may invest in derivatives and illiquid securities.

In addition, the Adviser may choose Investment Managers who employ other investment strategies, including, but not limited to, the following:

•
Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials.  Relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, fixed income arbitrage and closed-end fund arbitrage.

•
Merger arbitrage/event-driven strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy.  Risk management and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize.

•
Macro strategies generally involve investing in a wide variety of strategies and instruments, whereupon Investment Managers often assume an aggressive risk posture.  Some Investment Managers rely on macro-economic models to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.

•
Distressed investing strategies involve investment in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans and emerging market debt.  Portfolios typically are concentrated in debt instruments.  This strategy also includes opportunistic trading and investing in securities of high yield securities, including below-investment grade debt or so-called "junk bonds."

•	Emerging market strategies involve investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.

The Adviser may add different investment strategies at its discretion. See "Risk Factors—Other Investment Strategies May Involve Risk of Loss."

See "Investment Program."

The Investment Managers with whom the Fund expects to invest generally conduct their investment programs through unregistered investment vehicles. The Fund may, however, also invest in other registered investment companies. The Fund seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time. By diversifying the approach by which the Fund's assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, and  the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.  Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.  See "Risk Factors."

In constructing the Fund's portfolio, the Adviser will consider the correlations of the Investment Funds to each other and to traditional benchmarks.  The Adviser will monitor correlations between Investment Funds and assess how these correlations may change in various market scenarios, especially in a stress environment.

The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds.  The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.

The Adviser generally will follow certain general guidelines when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process.  The guidelines may be modified or eliminated at the discretion of the Adviser.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The selection guidelines currently used by the Adviser are as follows:

Filtering Investment Manager Candidates.  The Adviser will use a variety of information sources to identify prospective investments, including but not limited to databases, prime brokers, proprietary UBS resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the Investment Manager's Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

Potential Benefits of Investing in the Fund

An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new shareholders or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on shareholders.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers.  The Adviser expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement.  The Adviser is a direct wholly-owned subsidiary of UBS AG ("UBS AG"), a Swiss bank.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management as of July 1, 2013 of approximately $25.4 billion.  See "Management of the Fund."

Advisory Fee
The Fund will pay the Adviser a fee (the "Advisory Fee"), computed and payable monthly, at an annual rate of 1.25% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (defined below) accruals, if any, as of such date, and calculated before giving effect to any repurchase of beneficial shares in the Fund ("Shares") on such date.  The Advisory Fee is paid to the Adviser out of the Fund's assets.  The Advisory fee is in addition to the asset-based fees charged by the unregistered Investment Funds (generally approximating 2% of net assets).

Incentive Fee
The Fund will pay the Adviser an incentive fee (the "Incentive Fee") on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses), and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in the event of withdrawals by shareholders.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of Incentive Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal quarter.  The Incentive Fee is in addition to the incentive fees payable in respect of the unregistered Investment Funds (generally approximating 20% of net profits) charged by the Investment Managers.  See "Management of the Fund—Incentive Fee."

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value.  Accordingly, the repurchase price received by an investor whose Shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines within the quarter.  Incentive Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Fund is higher than those paid by most other registered investment companies.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Other Fees and Expenses
State Street Bank and Trust Company, as fund administrator (the "Fund Administrator"), performs certain administration, accounting and shareholder services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund and certain of these other investment funds pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of the Fund Administrator's expenses.

Shareholders purchasing Shares in the Fund may be charged a waivable sales load of up to 2% of the shareholder's investment.

The Fund will bear all expenses incurred in the business of the Fund.  The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Expense Limitation and Reimbursement Agreement
The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund whereby the Adviser has agreed to limit indefinitely the amount of "Specified Expenses" (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Trustees").  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Borrowing
The Fund is authorized to borrow money for temporary investment purposes and in connection with repurchases of, or tenders for, the Fund's Shares, although it presently does not intend to do so.  The Fund is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" and "—The Fund May Borrow Money."

Special Investment Techniques
To attempt to hedge against foreign currency risks, the Fund may use derivatives. The Adviser believes that it will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts. The Adviser may also seek exposure to various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds, although it does not presently intend to do so. The Fund's use of derivatives and short sales may trigger asset coverage or asset segregation requirements. There can be no assurance that the Fund will engage in such techniques or that these techniques will be successful. See "Risk Factors."

Shareholder Qualifications
Shares will be sold only to investors who meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Amended and Restated Agreement and Declaration of Trust, dated June 20, 2013 (the "Trust Agreement").  (The form of the investor certification (the "Investor Certification") that you will be asked to sign is attached to this prospectus as Appendix A.)  If your Investor Certification is not received and accepted by the Fund's Distributor (as defined below), your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certification.  If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void.  The Fund, in its discretion, may suspend applications for Shares at any time.  See "Shareholder Qualifications."

Shareholder Suitability
An investment in the Fund involves a considerable amount of risk.  You may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Shareholders have no right to require the Fund to redeem their Shares in the Fund.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

The Offering
The Fund is offering up to $500 million of shares of beneficial interest (the "Shares") on a continuous basis through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the "Distributor").  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

The initial closing date for subscriptions for Shares is currently anticipated to be on or about October 1, 2013 (the "Initial Closing Date").  Beginning on the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.  Each date on which Shares are delivered is referred to as a "Closing Date."  Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing account at State Street Bank and Trust Company, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  An investor will not become a shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the stated minimum initial investment is Shares with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.

Distribution Policy
The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund anticipates that it will pay substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification.  Thereafter, shareholders are free to change their election at any time by contacting the Fund Administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis.  In addition, with very limited exceptions, the Fund's Shares are not transferable and liquidity will be provided only through limited tender offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Repurchase of Shares
No shareholder will have the right to require the Fund to redeem the shareholder's Shares in the Fund.  The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  These repurchases will be made at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board") in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis.

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

In addition, the Fund may repurchase, at any time, Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares.  See "Redemptions, Repurchases of Shares and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Shares."

Taxation
The Fund intends to qualify, and elect to be treated, as a RIC under Subchapter M of the Code.  As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares.  It is anticipated that a substantial portion of the Fund's distributions to its shareholders will be taxable as ordinary income and will not be eligible for the preferential tax rates applicable to "qualified dividend income."  The Fund will inform its shareholders of the amount and character of its distributions to shareholders.  See "Taxes" and, in the SAI, "Tax Aspects."

Tax-exempt shareholders generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, "look through" to the character of the income, assets and investments held by the Investment Funds.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  (See "Taxes" and, in the SAI, "Tax Aspects.")

Risk Factors	An investment in the Fund involves a high degree of risk. Risks of investing in the Fund include:

	•	Shareholders may lose capital.

•
The Investment Funds and Investment Managers, in some cases, may also be newly organized or have only limited operating histories upon which to evaluate their performance; however, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

•
The Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them.

•
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.  An Investment Manager's use of short sales, in certain circumstances, can result in significant losses.

•
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

•	Individual Investment Managers may invest in highly speculative strategies, which involve significant risk of loss.

•	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

•	Investment Managers may invest without limitation in restricted and illiquid securities.

•	Investment Managers may invest in below-investment grade debt or so-called "junk bonds."

•
Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

•
The Investment Managers may seek to profit from the occurrence of specific events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment.

•
Investment Managers may seek to predict the direction of complex markets and may use highly volatile futures contracts and other derivative instruments that may magnify the potential volatility of the Fund's Shares.

•
Incentive fees charged by Investment Managers may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees; because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains; the Adviser's receipt of the Incentive Fee will give rise to similar risks.

•
An Investment Manager may focus on a particular industry or industries, which may subject its Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•
Investment Managers may focus on securities of non-U.S. issuers, including those located in emerging markets, which may subject the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

•	Investment Managers may invest in Investment Funds that may be denominated in non-U.S. currency.

•	Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions, which may reduce the return of the Fund and its shareholders.

•	Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

•
The Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders, which could magnify significantly the potential volatility of the Shares.

•
Investment Managers may use derivatives for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

•	The Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Fund to counterparty credit risk, to reduce its investment in Investment Funds.

•
The Adviser and the Investment Managers may have conflicts of interests that could interfere with their management of the Fund or the Investment Funds, respectively.  Investments made on behalf of other clients of the Adviser may restrict the Fund's ability to purchase or sell certain Investment Funds under applicable law.

•
The Fund is classified as a "non-diversified" investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

•	The Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify.

•
Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.  The Fund will be dissolved if the Shares of a shareholder requesting to tender its entire shareholding are not purchased within two years of the request.

•	The Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

•
Many of the Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser, and the price at which purchases and repurchases of Shares are made.

•	The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

•
The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund; consequently, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

Because the Fund is a "fund of funds," shareholders are subject to additional risks, including:

•
While the Fund may invest in registered investment companies, underlying Investment Funds generally will not be registered as investment companies under the Investment Company Act, and, therefore, the Fund will not be able to avail itself of Investment Company Act protections.

•	Shareholders in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

•
The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to value accurately the Fund's Shares.  In most cases, the Adviser has little or no means of independently verifying this information.

•	Investment Managers may not provide information sufficient for the Fund to ensure that it qualifies as a RIC under the Code.

•
The net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  Also, the fair values provided by the Investment Funds may, at times, be estimates subject to later adjustment.  These factors could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.

•
Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and which may involve risks under some market conditions that are not anticipated by the Adviser.

•	Shareholders in the Fund will bear two layers of asset-based fees, incentive fees and expenses—one at the Fund level and one at the Investment Fund level.

•	Investment Managers may receive compensation for positive performance of an Investment Fund even if the Fund's overall returns are negative.

•
Investment Managers may make investment decisions that conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

•
Investments in underlying Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund.  Some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date.  Additionally, some Investment Funds may suspend the redemption rights of their shareholders, including the Fund, from time to time.  As a result, the Fund's ability to provide liquidity to shareholders could be adversely affected.

•
Investment Funds generally are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund, but the Adviser may not be able to timely dispose of the investment and, therefore, shareholders may not be able to redeem their Shares or may themselves receive distributions in-kind that are illiquid and difficult to value.

•	Fund shareholders may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive fees, charged at the underlying Investment Fund level.

Shareholder Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None
Offering Expenses borne by the Fund (as a percentage of offering amount)	0.13%

Annual Expenses (as a percentage of net assets attributable to Shares)
Advisory fee(2)	1.25%
Other expenses(3)	1.43%
Acquired fund fees and expenses(4)	7.58%
Total annual expenses	10.26%
Expense waiver(5)	(1.06)%
Total annual expenses(6) (after expense waiver)	9.20%

____________________
(1)
Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $50,000, which minimum may be reduced for certain shareholders, but not below $25,000.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
In addition to the Advisory Fee, the Fund will pay the Adviser an Incentive Fee on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during such fiscal quarter and net of Fund expenses), and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative losses") have been recovered by the Fund.  The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances, including as a result of withdrawals by shareholders.  The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund.  The Incentive Fee is accrued monthly as a liability of the Fund and thus reduces the net asset value of all Shares.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(3)
Reflects an estimate of all ordinary Fund operating expenses, based on average net assets of the Predecessor Fund for the fiscal year ended March 31, 2013.  "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired fund fees and expenses").

(4)
Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering.  Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings.  The Investment Managers of the unregistered Investment Funds in which the Fund invests generally charge approximately 20% of net profits as an incentive fee or allocation.  The "Acquired fund fees and expenses" disclosed above are based on historic earnings of the Investment Funds in which the Fund invests, which may change substantially over time and, therefore, significantly affect "Acquired fund fees and expenses."  The amount of the Fund's average net assets used in calculating this percentage was based on the average net assets of the Predecessor Fund during the fiscal year ended March 31, 2013 of approximately $84.5 million, plus anticipated net proceeds of approximately $500 million from this offering.  The Adviser estimates that approximately 1.97% (as a percentage of the net assets attributable to Shares) of the 7.58% shown as "Acquired fund fees and expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately 5.61% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(5)
The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund whereby the Adviser has agreed to limit indefinitely the amount of "Specified Expenses" (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  This agreement does not cover (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses, as these expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 1.62% of the Fund's net assets.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Independent Trustees.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.  See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

(6)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund.  The annual "Other expenses" shown above are estimated based on average net assets of the Predecessor Fund for the fiscal year ended March 31, 2013 of approximately $84.5 million.  Prior to October 1, 2013, offerings of Shares were not registered under either the Securities Act of 1933, as amended (the "Securities Act") or the Investment Company Act.  Because the Fund is registering offerings of Shares under both the Securities Act and the Investment Company Act, the Fund's annual "Other expenses" may be higher than they were before such registrations and, accordingly, the Fund's financial performance may be lower than it appears in the Financial Highlights table below.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

	Example
	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load* (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$108	$274	$426	$753

————
*Without the sales load, the expenses would be: $90 (1 Year), $259 (3 Years), $414 (5 Years) and $748 (10 Years).

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown (and "Acquired fund fees and expenses" may also be greater or less than that shown).  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive fees.

Financial Highlights

The Fund will be managed in substantially the same manner and by the same portfolio management team as the Predecessor Fund.  The following financial highlights table is intended to help shareholders understand the financial performance of the Predecessor Fund for its last ten fiscal years.  The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, whose report, covering the last five fiscal years, along with the Fund's financial statements, is included in the SAI.  The SAI is available upon request.

The table reflects the actual fees and expenses that were charged by the Predecessor Fund.  Because the Fund's expenses may be higher than they were before its registration under the Securities Act and the Investment Company Act, the Fund's financial performance may be lower than it appears in the table below.  The past performance of the Predecessor Fund is not indicative of future results.

	Period from January 1, 2013 to March 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Ratio of net investment loss to average members' capitala, b	(1.68%)c	(1.73%)	(1.73%)	(1.66%)	(1.76%)	(1.63%)	(1.75%)	(1.62%)	(1.62%)	(1.54%)

Ratio of total expenses to average members' capital after Incentive Allocationa, b, d	2.57%c	1.87%	1.73%	1.73%	1.80%	1.68%	2.05%	1.89%	1.89%	1.67%

Portfolio turnover rate	4.27%	14.10%	26.24%	22.97%	21.73%	9.44%	5.46%	12.03%	31.35%	N/Ae

Total return after Incentive Allocationf, g	4.76%	8.11%	(2.93%)	4.80%	10.25%	(16.86%)	14.17%	12.04%	11.73%	6.73%

Members' capital at end of period (including the Manager)	$94,667,579	$88,654,669	$81,063,512	$90,565,082	$87,676,419	$74,452,742	$110,584,935	$106,056,302	$99,103,366	$96,758,069
__________
a	The average members' capital used in the above ratios is calculated using members' capital prior to period-end withdrawals, excluding the Manager.

b	Ratios of net investment loss and total expenses to average members' capital do not include the impact of expenses, incentive allocations or incentive fees incurred by the underlying Investment Funds.

c	Annualized.

d
The ratios of total expenses to average members' capital before Incentive Allocation were 1.68%C, 1.73%, 1.73%, 1.67%, 1.78%, 1.68%, 1.77%, 1.67%, 1.68% and 1.55% for the period from January 1, 2013 to March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009, 2008 2007, 2006, 2005 and 2004, respectively.

e	The Predecessor Fund's portfolio turnover rate for the fiscal year ended December 31, 2004 was not included in its audited financial statements for such period and, therefore, is unavailable.

f
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period.  The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the period.  Total return for periods less than a full year are not annualized.

g
The total returns before Incentive Allocation were 4.99%, 8.26%, (2.93%), 4.86%, 10.28%, (16.86%), 14.45%, 10.26%, 11.94% and 6.85% for the period from January 1, 2013 to March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 respectively.  Total return for periods less than a full year are not annualized.

PRIVACY NOTICE

This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

•	investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	written and electronic correspondence, including telephone contacts; and

•
transaction history, including information about Fund transactions and balances in your accounts with the Distributor or its affiliates or other Fund holdings and any affiliation with UBS AG and its affiliates.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser, the Distributor and its various other affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a "Fund of Funds" Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.  The success of the Fund depends in large part upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives.  See "—Conflicts of Interest."  In addition, although the Adviser expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a substantial number of independent board members, and statutory protections against self-dealing by the Investment Managers.  In addition, market conditions and trading approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability.  Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information.  Furthermore, the net asset values received by the Fund from such Investment Managers may typically be estimates only.  In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price.  Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.  The Fund may rely on estimates of the value of these investments when calculating its net asset value.  The Fund may suspend the calculation of its net asset value under certain conditions.

The valuation of the Fund's investment in an Investment Fund, as determined under procedures adopted by the Fund's Board of Trustees, may vary from the valuation  provided by the Investment Manager of that Investment Fund.  Shareholders should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal.  In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds.  These factors could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.  For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from an Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders.  The Adviser will attempt to resolve any conflicts between valuations assigned by an Investment Manager and fair value as determined by the Adviser and Fund Administrator by seeking information from the Investment Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Fund's investment.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  The investment strategies and styles used by an Investment Manager are subject to change without notice.  For information about an Investment Fund's net asset value ("NAV") and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.  Shareholders in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be shareholders in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers.  The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.  In addition, at times when Investment Funds offer limited availability to shareholders, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Adviser only managed the Fund.  Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds.  Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

A shareholder who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers.  These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment.  By investing in the Investment Funds indirectly through the Fund, the shareholder bears two layers of asset-based fees, expenses and incentive fees—at the Fund level and the Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund.  The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees.  In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund.  The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive fees to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally.  Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from shareholders, even if the Fund's returns are negative.  Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other.  As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.  Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

The Investment Managers have exclusive responsibility for making trading decisions on behalf of the Fund.  The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience.  The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Adviser's expectations concerning such methods and policies.  Therefore, the results of any Investment Manager's investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund's models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting.  Investment Managers may also face competition  from  other investment  funds  that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel.  Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective.  Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time.  In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers.  Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals  by shareholders.  In addition, although the dispersion of the Fund's investments is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries.  As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.  The Fund may make direct investments, although it presently does not intend to, and use derivatives, principally put options and futures contracts, to obtain market exposure during these and other periods.  No assurance can be given that the Fund will do so or, if it does, that the Fund will do so successfully.

Generally, Investment Funds are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid.  The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances.  Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time.  Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and may impose limits (known as "gates") on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund.  As a result, the liquidity of the Fund's Shares may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its shareholders.  In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in  the  over-the-counter  markets.  Restricted securities may sell at a price lower than similar  securities that are  not subject to restrictions on resale.  Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind.  In such circumstances, the Fund's ability to provide liquidity to shareholders could be adversely affected.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares.  Shareholders may be exposed, indirectly, to these indemnification obligations as well as to the indemnification obligations of the Investment Managers to the respective service providers they employ.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund's voting securities. See "Investment Program—Investment Objective and Policies."

The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund.  This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting.  Such an agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights, and will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients.  The Fund will not receive any consideration in return for entering into a waiver arrangement.  Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the 1940 Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund's interests, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund.  As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its shareholders.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  The effect of any future regulatory change on the Fund could be substantial and adverse.

On July 21, 2010, President Obama signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether these regulators will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and the use of derivatives.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund and the Investment Funds, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.  The implementation of the Dodd-Frank Act also could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release seeking public comment on a wide range of issues raised by the use of derivatives by investment companies.  The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance.  While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's and the Investment Funds' use of derivatives, which could have an adverse impact on the Fund.  It is not possible to predict the effects of these regulations on the Fund's portfolio.  The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

The Dodd-Frank Act created the Financial Stability Oversight Council (the "FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure the FSOC determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (the "Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private investment funds such as the Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC also may recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or the Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund's and/or an Investment Fund's ability to meet its investment objective and may place the Fund or an Investment Fund at a disadvantage with respect to its competitors.

Investment Funds and Investment Managers also may face additional reporting and recordkeeping requirements.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of:  amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices; and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, Investment Funds' adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Additionally, the Adviser is a "banking entity" for purposes of the "Volcker Rule" contained in Section 619 of the Dodd-Frank Act.  The Volcker Rule will limit the ability of banking entities, which would include the Adviser, to sponsor, invest in or serve as investment adviser of certain private investment funds and the ability of the Adviser or any of its affiliates to engage in certain transactions with certain private funds.  Pursuant to the Dodd-Frank Act, the Volcker Rule's effective date was July 21, 2012, and banking entities subject to the Volcker Rule have at least a two-year period to come into compliance with the provisions therein.  The Volcker Rule could have a significant negative impact on the Adviser.  While U.S. financial regulators have issued a proposed rule to implement the statutory mandate of the Volcker Rule, the Adviser cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to the issuance of final rules implementing the Volcker Rule, or the impact any such modifications may have on the Adviser.

Hedging Strategies

The Investment Funds may engage in hedging strategies, which use short sales, derivatives, options, interest rate swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses. Similarly, the Fund may, but is not required to, attempt to hedge against foreign currency risks through the use of derivatives. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value. Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Investment Funds or the Fund to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible, or desirable, to hedge against certain changes or events at all. There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets.  To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's, or the Adviser's, ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against.  Therefore, while an Investment Manager or the Adviser may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Investment Manager or the Adviser had not engaged in any such hedge.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.  Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

On February 9, 2012, the CFTC adopted rule amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator, thus narrowing an exclusion from the definition of "commodity pool operator" traditionally relied upon by registered investment companies.  Pursuant to such rule amendments, the Fund only may invest in commodity futures, commodity options contracts and commodity-related swaps, so long as the aggregate amount of initial margin and premiums required to establish such positions, other than for bona fide hedging purposes, does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions) (the "de minimis thresholds").

The Adviser was registered as a commodity pool operator and commodity trading adviser with respect to the Predecessor Fund.  Pursuant to an exemption from the Commodity Futures Trading Commission (the "CFTC") in connection with pools whose participants are limited to "qualified eligible persons," within the meaning of CFTC Regulation 4.7, an offering memorandum for the Predecessor Fund was not required to be, and was not, filed with the CFTC.  While the Fund's current shareholders all are "qualified eligible persons," future shareholders only must be Qualified Investors.  The amendments to Regulation 4.5 under the CEA, therefore, may subject the Adviser to regulation by the CFTC and require the Fund to operate subject to applicable CFTC registration, disclosure and operational requirements.  Additionally, compliance with these requirements may increase Fund expenses.  The CFTC, however, has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators.  The implications of compliance with the amendments to Regulation 4.5, therefore, are still uncertain.  The Fund and the Adviser will continue to analyze the nature and extent of the potential impact of these rule changes.

Investment Funds May Invest Significantly in Volatile Sectors and Markets

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector.  As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers.  In addition, an Investment Fund's emphasis in a particular sector may be especially volatile.  To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of issuers in a single industry, the risk of any investment decision is increased.

Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity.  Therefore, the Fund's NAV will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Long/Short Equity Strategies Involve Risk of Loss

As part of these strategies, an Investment Manager seeks to purchase what it believes to be undervalued securities and may sell what it believes to be overvalued securities to generate returns and to hedge out some portion of the general market risk.  These long and any short positions often are completely unrelated.  If the Investment Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund.  There can be no assurance that an Investment Manager will employ any hedging strategies (including short sales) with respect to all or any part of its portfolio.

Other Investment Strategies May Involve Risk of Loss

In addition the Fund may, in the Adviser's sole discretion, invest in other strategies (which are not the principal investment strategies of the Fund) that have risks associated with them, including:

Relative Value Strategies.  As part of these strategies, an Investment Manager may use substantial leverage in an attempt to capture relatively small mispricings between related securities.  If the models the Investment Manager use incorrectly predict the behavior of the securities, significant losses may be experienced.

Merger Arbitrage/Event-Driven Strategies.  As part of these strategies, an Investment Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.  Investments of this type involve substantial risks.  The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded.  The failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly.

Macro Strategies.  These strategies generally focus on macro-economic opportunities across numerous markets and instruments.  The success of these strategies will depend on an Investment Manager's ability to identify and exploit certain opportunities in global economies.  Identification and exploitation of these opportunities involve uncertainty.  In addition, Investment Managers who hold concentrated positions in a limited number of markets may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets.

Distressed Investing Strategies.  As part of these strategies, the Investment Managers focus on financially distressed companies.  In any related reorganization or liquidation proceeding, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.  Additionally, Investment Managers may invest in high yield securities, including below-investment grade debt or so-called "junk bonds."  "Junk bonds" involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  The prices of "junk bonds" can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

Emerging Market Strategies.  These strategies involve purchasing securities of issuers located in emerging markets.  Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  Many issuers in these countries and the countries themselves have defaulted on their obligations.  See "—The Investment Funds' Foreign Investments Involve Risk of Loss" for additional risks associated with investments in global markets, including emerging markets.

The Funds' and the Investment Funds' Use of Short Selling is Highly Speculative

The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  In addition, the Fund may engage in short-selling for hedging purposes.  To effect a short sale, the Fund or an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date.  The Fund or an Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Short-selling allows the shareholder to profit from declines in market  prices  to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's or an Investment Fund's portfolio.  A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that the securities necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Fund and Investment Funds that may not be present in traditional investing, as well as the following risks:

•	While the potential gain on a short sale is limited, the loss is theoretically unlimited.

•	It can increase the effect of adverse price movements on the Fund's or Investment Fund's portfolio.

•	The Fund or Investment Fund may not be able to close out a short position at any particular time or at the desired price.

•
The Fund or Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund or Investment Fund, thus increasing the price the Fund or Investment Fund may have to pay for the security and causing the Fund or Investment Fund to incur losses on the position.

•	If the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions.

•	Certain foreign markets may limit the Fund's or Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Fund's or Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund or Investment Funds.

In connection with any short selling by the Fund, the Fund may be required to comply with the Asset Coverage Requirement (defined below) or segregate liquid assets in an amount generally equal to the value of the security sold short, enter into offsetting transactions or own positions covering its obligations.  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender's terms, or in connection with repurchases of, or tenders for, the Fund's Shares, although it presently does not intend to do so.  If the Fund borrows money, its NAV may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage described under "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" will be present.  The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds.  If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Shares.  Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund's Shares.

Borrowings by the Fund may be made on a secured basis.  The Fund's custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lender will have the right, through the Fund's custodian, to redeem the Fund's investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders.  The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.  Additionally, the Fund must comply with the Asset Coverage Requirement (defined below).  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss

The Fund and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks.  The Fund intends to borrow only for temporary investment purposes and to meet requests for tenders.  Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks and has the effect of potentially increasing losses.  In addition, the Fund and Investment Funds may leverage their investment returns with options, swaps, forwards, short selling and other derivative instruments.

Although leverage will increase investment return if the Fund or an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund or such Investment Fund fails to earn as much on such investments as it pays for the use of such funds.  Using leverage, therefore, will magnify the volatility of the value of the Fund's or such Investment Fund's investment portfolio.  If the Fund's or an Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in the aggregate value of the Fund's or an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund or an Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed.  In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

In addition, the Investment Funds' anticipated use of short-term margin borrowings will generally result in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Investment Funds' margin accounts decline in value, or should brokers from which the Investment Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Funds could be subject to "margin calls," pursuant to which the Investment Funds must either deposit additional funds with their brokers or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of an Investment Fund, the Investment Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

With respect to borrowings by the Fund, the Investment Company Act limits the amount a registered investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of a registered investment company's total indebtedness may not exceed one-third of the value of its total assets, including the proceeds of such indebtedness, measured at the time the investment company incurs the indebtedness.  A registered investment company may, however, obtain "leveraged" market exposure in certain investments by purchasing options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

Certain portfolio management techniques (i.e., options, swaps, forwards and short selling) may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations.  The Fund, as a result, may be required to comply with the Asset Coverage Requirement or segregate liquid assets in an amount generally equal to the value of the underlying asset, enter into offsetting transactions or own positions covering its obligations.

The Investment Funds' Foreign Investments Involve Risk of Loss

One or more Investment Managers may invest in the securities of foreign issuers, including those in emerging markets, and in Investment Funds that may be denominated in foreign currencies.  Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations;

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital;

•	reduced availability of information regarding foreign companies;

•	different accounting, auditing, financial and legal standards and possibly less stringent reporting standards and requirements;

•	reduced liquidity and greater volatility;

•	increased brokerage commissions and custody fees;

•
securities markets that are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States;

•	foreign withholding and other taxes;

•	delays in settling securities transactions;

•	political and social uncertainties;

•	threat of nationalization and expropriation and confiscatory taxation;

•	limits on the amounts of investment by foreign persons in particular issuers;

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights;

•	general social, political and economic instability and adverse diplomatic developments; and

•	the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation;

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries;

•	high concentration of investors and financial intermediaries;

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•	overburdened infrastructure and obsolete or unseasoned financial systems.

The Investment Funds may also invest a portion of their assets in foreign currencies, or in instruments denominated in foreign currencies, the prices of which are determined with reference to currencies other than the U.S. dollar.  An Investment Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure.  To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the other currencies in which such Investment Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such Investment Fund's securities in their local markets.  Conversely, a decrease in the value of the U.S.  dollar will have the opposite effect on an Investment Fund's non-U.S.  dollar securities.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Shares in the Fund will not be traded on any securities exchange or other market.  Shares are not transferable except by operation of law upon the death, bankruptcy, insolvency or dissolution of a shareholder or otherwise only with the consent of the Board (which consent may be withheld in the Board's sole and absolute discretion), and liquidity will be provided only through limited tender offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest without limitation in restricted securities and other investments that are illiquid, which may include so-called "PIPE" (private investments in public equity) securities.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements that may be illiquid.  Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, that provide for their separate liquidation over a much longer period than an investment in the Investment Fund.  Were the Fund to seek to liquidate its investment in an Investment Fund that maintains these investments in a side pocket arrangement or that holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.  The Fund expects that the number of side pocket investments in which it will participate will be minimal under normal market conditions.

The Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds, which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights.  Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

The Fund's Use of Derivatives Involves Risks

The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks. The Adviser believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.

Forward currency exchange contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. The Fund may use forward currency exchange contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, as Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar. This hedging technique would allow the Adviser to "lock in" the U.S. dollar price of the security. The Fund also may use forward contracts to attempt to protect the value of an Investment Fund's holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into by the Fund with respect to such holdings.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  The Fund may purchase put options on specific securities or on baskets of securities.  The Fund may also purchase put options on stock indexes listed on national securities exchanges or trade in the over-the-counter market.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.  Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market.

The Fund may also purchase and sell stock index futures contracts.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by the fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

There can be no assurance that the Fund will utilize such derivatives or that the use of such derivatives will be successful. Additionally, pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, enter into offsetting transactions or own positions covering its obligations, all of which could have the effect of restricting portfolio management.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes.  The use of these instruments involves the following risks, among others:

•	Derivatives can be volatile.

•
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's performance.

•	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

•	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions.

•	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of Derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into Derivatives.  If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs that could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of an Investment Manager's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or will be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investments in Commodity Interests May Involve Substantial Risks

Some of the Investment Funds may trade in commodity interests.  The low margin or premiums normally required in trading commodity interests may provide a large amount of indirect leverage, and a relatively small change in the price of a security or contract could produce a disproportionately larger profit or loss.  There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold on commodities, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and could subject such Investment Fund, and therefore the Fund, to substantial losses.  In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.  It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities.  Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, shareholders may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Successful use of stock index futures contracts by an Investment Fund also is subject to the Investment Manager's ability to correctly predict movements in the direction of the market.

Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Investment Funds and the Fund May Be Exposed to Credit Risk

Many of the markets in which the Fund or Investment Funds effect their transactions are over-the-counter or "interdealer" markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent the Fund or an Investment Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, the Fund or such Investment Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund or an Investment Fund has concentrated its transactions with a single or small group of counterparties.  The Fund and Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of the Fund and Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than those it would select if it were paid only the Advisory Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  The Incentive Fee is based on the realized and unrealized appreciation attributable to the Fund as a whole, rather than separately with regard to each shareholder or shareholders that invest in the Fund as of the same date.  The repurchase price received by a shareholder whose Shares are repurchased in a tender offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal quarters.  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the fiscal quarter.  No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  In addition, if an Incentive Fee accrual is reversed within any quarter, each shareholder at the time of the reversal will bear his or her pro rata share (based on shareholding) of such reversal regardless of the shareholdings at the time the Incentive Fee was accrued.  Thus, if a shareholder purchases Shares other than at the beginning of the quarter and Incentive Fees have already been accrued in that quarter, the existing shareholders' portion of any accrual reversal will be diluted.  As a result of the foregoing, an existing shareholder whose portion of cumulative net loss or accrual reversal has been diluted, in effect, may be charged with the Incentive Fee before such shareholder recovers all cumulative net loss attributed to the shareholder.

For an explanation of the Incentive Fee calculation, see "Management of the Fund—Incentive Fee."

The Incentive Fees Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment

Each Investment Manager generally will charge an asset-based fee and some or all of the Investment Managers will receive incentive fees.  The asset-based and incentive fees of the unregistered Investment Funds generally approximate 2% of net assets and 20% of net profits, respectively, but may be greater or less in some cases.

The Incentive Fee that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive fee.  In addition, because the incentive fees are calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the fee may be greater than if it were based solely on realized gains.  The Adviser's receipt of an incentive-based fee will give rise to similar risks.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

Investment Funds and Investment Managers May Be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.  There can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization

Investment Funds generally may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies and early-growth stage companies.  Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies.  The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.  In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, "blue-chip" companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources.  Some of the companies in which Investment Funds invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage.  Such companies may also be dependent on key personnel with limited experience.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (excluding the Fund, collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment research and due diligence are generally discussed among portfolio managers and other senior personnel of the Adviser and its affiliates.  However, investment decisions for the Fund are made independently from those of Adviser Clients.  If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  In some cases, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of Adviser Clients, the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund.  Such situations may be based on, among other things: (i) restrictions under the Investment Company Act and other laws regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers whose securities are owned by the Fund or by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify, and elect to be treated, as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain underlying Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  See "Taxes" and, in the SAI, "Tax Aspects."

In addition, the Fund may invest a substantial portion of its assets in non-U.S. Investment Funds.  Each of these non-U.S. Investment Funds is likely to be classified as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund intends to make a mark-to-market election with respect to each of its non-U.S. Investment Funds that is a PFIC, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").  Any non-U.S. Investment Funds and other non-U.S. entities in or through with the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the SAI under the caption "Tax Aspects—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

Distributions to Investors and Payment of Tax Liability

The Fund will distribute at least 90% of its investment income and net short-term capital gains to shareholders each year.  See "Taxes."  Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund's taxable income.  Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of Shares, net of cash retained for operational needs to pay Fund expenses and amounts to be payable to withdrawing shareholders, in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, assuming normal market conditions and the availability of suitable investments.  Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds, in short-term, high quality debt securities, money market instruments or money market funds.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.  The Adviser will bear the non-recurring organizational costs of the Fund.  The Fund will pay estimated initial offering expenses of approximately $660,000 from the proceeds of this offering.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of Investment Managers and the Investment Funds that they operate. Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI. The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders. Except as otherwise indicated, the Fund's investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the shareholders. See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

Currently, the Fund seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. The Fund also may invest in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event driven, macro, distressed investing and emerging market strategies. See "—Investment Strategies" below.

Investment Funds are generally unregistered investment vehicles that have shareholders, other than the Fund, but they may also include registered investment companies. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser may add different investment strategies at its discretion.

The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time. By diversifying the approach by which the Fund's assets are invested, the Adviser seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, and the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.  See "Risk Factors."

In constructing the Fund's portfolio, the Adviser will consider the correlations of the Investment Funds to each other and to traditional benchmarks.  The Adviser will monitor correlations between Investment Funds and assess how these correlations may change in various market scenarios, especially in a stress environment.

In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.  The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

The Adviser may seek exposure to various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds, although it presently does not intend to do so.  The Fund also may borrow (i.e., use leverage) for investment purposes.

Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.  Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders.  See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

No assurance can be given that the Fund will achieve its investment objective.

Investment Strategies

Long/short equity strategies involve long and short investing in equity securities that an Investment Manager believes are under- or over-valued.  Long-biased investing generally involves buying a security expecting its price to increase.  Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date.  Investment Managers generally do not seek to neutralize the amount of long and short positions (i.e., they will generally be net long or net short).  Investment Managers may specialize in a particular industry or may diversify holdings across industries.  Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally.  Investment Managers may invest in equity securities without limitation as to market capitalization.  Investment Managers also may use leverage and may invest in derivatives and illiquid securities.  There can be no assurance that an Investment Manager will engage in short sales.

In addition, the Adviser may choose Investment Managers who employ other investment strategies, including but not limited to relative value, merger arbitrage/event driven, macro, distressed investing and emerging market strategies.

Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials.  Investment Managers generally seek to neutralize long and short positions to minimize the impact of general market movements.  Relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, fixed income arbitrage and closed-end fund arbitrage.  The types of instruments traded vary considerably, depending on the manager's arbitrage strategy.  Since the strategy attempts to capture relatively small mispricings between two related securities, moderate to substantial leverage often is an essential part of the strategy.

Merger Arbitrage/Event Driven strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy.  Risk management and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize.  In addition, accurately forecasting the timing of a transaction is an important factor influencing the realized return.  An Investment Manager's use of leverage varies.

Investment Managers using Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Some Investment Managers rely on macro-economic models to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures and options are often used for hedging and speculation to quickly position a portfolio to profit from changing markets.  The use of leverage varies considerably.

Distressed Investing strategies involve investment in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans and emerging market debt.  Portfolios typically are concentrated in debt instruments.  Investment Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage.  This strategy also includes opportunistic trading and investing in securities of high yield securities, including "junk bonds."

Emerging Market strategies involve investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.  Investments typically are made by combining a top-down economic and political outlook with extensive bottom-up, company specific fundamental analysis.  Investment Managers frequently maintain a net-long basis due to the high cost of hedging.  As a result, investment performance may be relatively volatile.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The Adviser currently uses the following selection guidelines during its diligence process:

Filtering Investment Manager Candidates.  As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.

The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate the following:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager's Investment Fund an investment edge.  The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser.  The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in trading, risk monitoring and asset management.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager.  The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement; (x) the Fund's need for liquidity to pay dividends; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment strategies will be successful. In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

PERFORMANCE INFORMATION

Appendix B to this prospectus contains the actual performance of the Predecessor Fund.  The information should not be viewed as indicative of the future investment performance of the Fund.  Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement will be available in the Fund's semi-annual report to shareholders for the period ended September 30, 2013.

The Adviser is a direct, wholly-owned subsidiary of UBS AG.  The offices of the Adviser are located at 677 Washington Boulevard, Stamford, Connecticut 06901.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management of $25.4 billion as of July 1, 2013.

Adviser and Advisory Fee

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  In consideration for all such services, the Fund pays the Adviser a fee, computed and payable monthly, at an annual rate of 1.25% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee accruals, if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Advisory Fee is computed as of the start of business on the last business day of the period to which each Advisory Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

Incentive Fee

In addition to the Advisory Fee paid to the Manager, the Adviser is paid an Incentive Fee on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses), and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund.  This is sometimes known as a "high water mark" calculation.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

The Fund accrues the Incentive Fee monthly based on the Fund's investment performance.  The Fund's net asset value is reduced or increased to reflect these calculations.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the quarter.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of each fiscal quarter.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable.  If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis.  Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss.  However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, the benefit you receive from a cumulative loss (if any) will be diluted, and you will bear a higher percentage Incentive Fee.  See "Risk Factors—Incentive Fee."

The calculation of the Incentive Fee involves complex accounting concepts.  The Fund encourages you to consult with your financial advisor regarding this calculation.

Very few investment advisers to registered investment companies receive performance-based compensation similar to the Incentive Fee to which the Adviser is entitled, and the overall amount payable by the Fund and its shareholders, consisting of the Advisory Fee and the Incentive Fee, is higher than those paid by most other registered investment companies.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Fund whereby the Adviser has agreed to limit indefinitely the amount of "Specified Expenses" (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Independent Trustees.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Portfolio Managers

The Fund is managed by a portfolio management team that is responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general management of the Fund.  The members of the portfolio management team are Bruce Amlicke, Americo Nardis and Norman E. Sienko, Jr. (each, a "Portfolio Manager" and together, the "Portfolio Managers").

Mr. Amlicke is a Managing Director and the Chief Investment Officer of the Adviser's Alternative Investment Solutions group ("AIS").  He also is the Co-Chairman of AIS' Investment Committee.  Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, which became AIS in March 2004.  Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of AIS.  He also is the Co-Chairman of AIS' Investment Committee.  Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O'Connor Multi-Manager Program.  From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity.  Mr. Sienko is an Executive Director and a Senior Portfolio Manager of AIS.  Prior to joining AIS, Mr. Sienko served as head of UBS Wealth Management Americas' Alternative Investment Group from 1998 to 2010.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' investments in the Fund, if any.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

•
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and other foreign source income, and the Fund's proportional share of expenses as an investor in Investment Funds;

•	all costs and expenses associated with operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

•
the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or the Board;

•	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•
all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of the Fund Administrator and of custodians and other persons providing administrative services to the Fund;

•	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company, as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund pays the Fund Administrator an annual fee of 0.065% of the Fund's net assets.

State Street Bank and Trust Company also acts as custodian of the Fund's assets and transfer agent and dividend disbursing agent with respect to the Shares.

SHAREHOLDER QUALIFICATIONS

Shares in the Fund are offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder.  Qualified clients also include certain knowledgeable employees who participate in the Adviser's investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign an Investor Certification before you may invest.  If your Investor Certification is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certification.  A form of Investor Certification is included as Appendix A to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.  The Fund, in its discretion, may suspend applications for Shares at any time.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Transfer

No shareholder or other person holding Shares will have the right to require the Fund to redeem the Shares.  No public market exists for Shares, and none is expected to develop.  With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Tendering or transferring shareholders may be subject to an Incentive Fee, to the extent one would be owed, in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Shares

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  While a shareholder may request that the Fund tender for its Shares in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Shares on a quarterly basis.  The Board also will consider the following factors, among others, in making such determination:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms they determine to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable.  When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated NAV of their Shares from their respective financial advisors.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline.  The Fund does not impose any charges in connection with repurchases of Shares.  Shares will be repurchased by the Fund after the Advisory Fee and any applicable Incentive Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee and accrued Incentive Fee for the fiscal quarter in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, any repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each such date is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes.  Each tendering shareholder will receive a promissory note entitling the shareholder to receive the value of the shareholder's Shares determined as of the Tender Valuation Date.  Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Shares in the Fund, although it may allocate to tendering shareholders withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to shareholders through repurchase offers, particularly during the Fund's first year of operations.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A shareholder tendering for repurchase less than all of its Shares must maintain an account balance of at least $50,000 after the repurchase is effected.  If a shareholder tenders an amount that would cause the shareholder's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.  The Fund may also repurchase all of the shareholder's Shares in the Fund.

The repurchase price payable in respect of repurchased Shares will be equal to the NAV of the shareholder's tendered Shares based on the estimated NAV of the Fund's assets as of the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and shareholders have no right to receive any other price as a result of any adjustments made in the course of the Fund's or any Investment Fund's year-end audit.  The Fund's, and a Share's, NAV may change materially from the date a tender offer is mailed to the calculation date, and to the effective date of repurchase, and it also may change materially shortly after a tender is completed.  The method by which the Fund calculates its NAV is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Tender Valuation Date.  In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given non-interest-bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Shares by distributing securities, including direct or indirect interests in underlying Investment Funds as well as other illiquid securities, to shareholders on a pro rata basis.  The receipt by a shareholder of an in-kind distribution of a security carries the risk that the shareholder may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments that may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.  In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders.

Repurchase of the Fund's Shares will reduce the amount of outstanding Shares and its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by the Fund Administrator, in consultation with the Adviser, as of the end of each calendar month in accordance with the Trust Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each month ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  The Adviser, Fund Administrator and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that the Fund Administrator will review the valuations provided by the Investment Managers, none of the Adviser, the Fund Administrator or the Adviser's valuation committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the NAV of the Fund is calculated, the Fund Administrator will review any material discrepancies with the Adviser.  The Fund Administrator and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Shareholders are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

The Trust Agreement provides that the Fund will be dissolved if the Shares of any shareholder that has submitted a written request, in accordance with the terms of the Trust Agreement, to tender its entire shareholding for repurchase by the Fund has not been repurchased within a period of two years of such request.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI we have provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify, and elect to be treated, as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.  See "Tax Aspects" in the SAI.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as "passive foreign investment companies" (each, a "PFIC").  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to each of its non-U.S. Investment Funds that is a PFIC, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").

Distributions to Shareholders

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," it is anticipated that a substantial portion of the Fund's distributions to its shareholders will be taxable as ordinary income and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the "sale or exchange" of Shares, as discussed below.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder's proportionate interest in the Fund or results in a "complete redemption" of the shareholder's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Shares qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held the repurchased Shares for more than one year, or as short-term capital gain or loss if you held the repurchased Shares for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and you held the repurchased Shares for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Shares does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Share repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

The Fund generally will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for Shares repurchased from you by the Fund.  The Fund has elected the average cost method as the default cost basis method for purposes of this requirement.  If you wish to accept the average cost method as your default cost basis calculation method in respect of Shares in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Shares in your account, you must contact the Fund Administrator to obtain and complete a cost basis election form.  See "General Information" for the Fund Administrator's address and telephone number.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, UBS Financial Services, Inc. acts as the sole distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors.  The Distributor intends to compensate its, or its affiliates', financial advisors, and the Adviser or the Distributor may also compensate third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed Shares of the Fund.  Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's NAV, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or the Distributor may reasonably require.  Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited, in the discretion of the Adviser, into a non-interest-bearing account set up at State Street Bank and Trust Company, in accordance with Rule 15c2-4 under the Exchange Act.  An investor will not become a shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund.  This compensation can include all or a portion of the waivable sales load of up to 2% of the shareholder's investment, distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees.  As a result of the various payments to the Distributor and its affiliated companies, the amount of compensation that the Distributor entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For unaffiliated third-party funds, the Distributor receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement the Distributor has with the third party.  The payout that your financial advisor receives may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisors to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial advisor to learn more about the compensation he or she receives.

The Adviser has distribution arrangements with both affiliated and non-affiliated entities in which the Adviser compensates these entities when clients of these entities invest in the Fund.  Details of these distribution arrangements and payments thereunder may not always be fully disclosed (in terms of amount) by the referring entity to its client.  The distribution arrangements may have varying levels of compensation and may present a conflict of interest to the referring entity in making recommendations to the investor.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned an Investor Certification, and whose Investor Certification has been accepted, before a Closing Date.  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Shares, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution.  The Fund may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.  The amount of any sales load will be determined in the sole discretion of the applicable financial advisor, and is expected to be waived for purchasers of Shares in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors.  In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional investment in the Fund is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.

GENERAL INFORMATION

The Fund is a Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund was formed as a statutory trust under the laws of the State of Delaware on February 22, 2013.  While the Fund has no operating history, it is the successor to the Predecessor Fund, a Delaware limited liability company that originally was formed in 1995 as Masters Fund, L.P.  The Fund will be managed in substantially the same manner and by the same portfolio management team as the Predecessor Fund.  Additionally, the Fund's investment objective and strategies are, in all material  respects,  equivalent to those of the Predecessor Fund.

The Fund's address is c/o UBS Alternative and Quantitative Investments LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, and its telephone number is (888) 793-8637.  The Fund Administrator's address is 200 Clarendon Street, Boston, Massachusetts 02116, and its telephone number is (877) 463-2074.

TABLE OF CONTENTS OF THE SAI

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF SHARES	15

TRUSTEES	16

CODE OF ETHICS	23

PROXY VOTING POLICIES AND PROCEDURES	23

INVESTMENT ADVISORY SERVICES; RELATED ADMINISTRATION SERVICES	25

CONFLICTS OF INTEREST	28

TAX ASPECTS	31

BROKERAGE	44

CALCULATION OF NET ASSET VALUE	44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	44

CUSTODIAN	44

FINANCIAL STATEMENTS	44

O'CONNOR FUND OF FUNDS: MASTERS

Shares of Beneficial Interest

PROSPECTUS

September 1, 2013

UBS FINANCIAL SERVICES INC.

Appendix A
SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN O'CONNOR FUND OF FUNDS: MASTERS PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  Please promptly return a completed Investor Certification to your Financial Advisor.  This Investor Certification must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

O'CONNOR FUND OF FUNDS: MASTERS SHAREHOLDER CERTIFICATE
This Certificate relates to a potential investment in O'Connor Fund of Funds: Masters (the "Fund").

I hereby certify that I am:  (A) a natural person, who either individually or together with my spouse has a net worth in excess of $2 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.  As used herein, the term "net worth" means the excess of total assets at fair market value over total liabilities.  In calculating "net worth":  (i) exclude the fair market value of your primary residence; (ii) count as a liability any indebtedness secured by your primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by your primary residence in the 60 days prior to subscribing for this investment, unless such indebtedness was incurred as a result of the acquisition of your primary residence.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read the Fund's prospectus dated September 1, 2013 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Share and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that:  (A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA:  (i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; (ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and (iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; (B) the Fiduciary:  (i) is solely responsible for the decision to invest; (ii) is independent of the Fund, UBS Financial Services Inc. ("UBSFS"), the Adviser, the Trustees, or any of their affiliates (collectively, the "Affiliates"); (iii) is qualified to make such investment decision; and (iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and (C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

DIVIDEND REINVESTMENT
I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐ I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I ("Investor") confirm that, as of the date of my investment and as of this date, the investment objective and primary risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive."  This objective and risk profile is applicable only to this investment and may differ from the investment goals and risk tolerance for the overall portfolio and the brokerage account in which this investment is held.  I understand that an investment in the Fund may impact my future liquidity (either long or short-term) and represent that my investment goals are consistent with the time frame of the investment.  I understand that UBSFS has entered into a placement agreement with the Fund, pursuant to which UBSFS will receive a substantial fee for its services from the Fund, and that such fee shall be payable to UBSFS with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund.  The Investor agrees to keep confidential any information disclosed to Investor by UBSFS and its Financial Advisor relating to interests in the Fund.  Notwithstanding anything expressed or implied to the contrary herein, the Investor is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.  I will be subject to a placement fee charged by UBSFS of 2% (subject to waiver by UBSFS in certain limited circumstances) of my Investment Amount (including any additional subscriptions), which will not constitute assets of the Fund, but will be payable in addition to my Investment Amount.  If the Placement Fee is reduced by agreement between UBSFS and the Investor, then the reduced Placement Fee to which the Investor has agreed will be reflected on the UBS trade confirmation.  The Investor confirms that the Placement Fee has been discussed with his/her/its Financial Advisor and any additional questions will be addressed if requested.  No Placement Fee is charged if this investment is made through a UBS advisory program.  I authorize (1) the debit of funds, from the UBS account specified herein or any other account maintained for the Investor at UBSFS ("Accounts"), any payments required to be made in connection with an investment in the Fund and (2) the credit of any funds to the Investor's Accounts, including any distributions made by the Fund.

I acknowledge that UBSFS and its agents and affiliates may receive requests for information from the Fund to comply with such demands that call for the disclosure of non-public personal information about me that is related or unrelated to my investment in the Fund.  I acknowledge and agree that UBSFS and its agents and affiliates may disclose, at its discretion, such non-public account information in response to such requests.  I further acknowledge that the Fund may provide any and all account information relating to my investment in the Fund to UBSFS and my UBSFS Financial Advisor (current or future).  I understand that the Fund and its affiliates are relying on this Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.  I understand the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out herein and in the Fund's Subscription Agreement and agrees that the subscription made hereby may be accepted in reliance thereon.  I agree to indemnify and hold harmless UBSFS, including its respective directors, officers, employees and any of its affiliates and service providers (collectively, the "Indemnified Party") from and against any and all loss, damage, liability or expense, including costs and attorneys' fees and disbursements, which the Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein or in any other document provided by the Investor not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund's investment adviser, general partner, the Fund or any of their affiliates.

☐	Please check this box if this is an additional investment in the Fund.	Investment Amount: $ ___________________________________

UBS Account Number: ______________________________________		SSN/TAX ID Number: ___________________________________

Client Signatures (please sign below):

Signature	Date	Additional Investor Signature (e.g., joint tenants)	Date

Print Name		Print Name of Additional Investor

For Financial Advisors and Branch Managers

I.	Investor Suitability:

With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1)
informed the client of all pertinent facts relating to the liquidity and transferability of the Fund, including the obligation to maintain sufficient liquidity to meet ongoing capital calls (if the Fund has a capital call structure) on potentially short notice and that the investment may impact the client's future liquidity;

(2)
reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that:

(a)	the Fund being subscribed for is suitable and appropriate for the client;

(b)	the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;

(c)
the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure;

(d)	the client can bear the economic risks of the investment in the Fund;

(e)	the client's goals are consistent with the time frame of the investment; and

(f)	the client appears to have an understanding of:

(i)	the fundamental risks of the Fund (including that the client may lose his or her entire investment);

(ii)	the restrictions on the liquidity and transferability of the Fund;

(iii)	the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and

(iv)	the tax consequences with respect to an investment in the Fund; and

(3)
obtained a valid and duly completed Form W-9 or W-8, as applicable, or successor form thereto, signed under penalties of perjury by the client and I have properly placed such Form on file pursuant to internal UBS policy.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth) I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

Will this investment result in the client holding more than 30% of his net worth as evidenced on CAI in Alternative Investments?           ☐ YES    ☐ NO

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that the Fund's governing documents have been previously delivered to the investor.

__________ Initial
If I assisted the client in completing any information that is required to be provided by the client in the Investor Application, I have done so pursuant to the client's authorization and direction solely based upon information that has been provided to me by the client.  If I did not assist the client in completing any information in the Investor Application, I certify that I have reviewed the completed Investor Application Form, and I agree that all the information in connection with the client's investment in the Fund that is provided by the client is correct and accurate.

II.	Financial Advisor Signature (Please Sign Below):

Print Name of Financial Advisor: _________________________________	Account #: ____________________________________________________

Financial Advisor Signature: ____________________________________	Placement Fee: % (2%, waivable in limited circumstances)
(Fee will be charged in addition to Investment.)

Date: (MUST BE COMPLETED)
Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.	Branch Code/FA #/Division: _______________________________________

Financial Advisors must reconcile the information	Financial Advisor Telephone #: _____________________________________
listed on this application with the client's account
records, including updating the client's net worth,
objectives and any other relevant information.	Financial Advisor E-mail Address: ___________________________________

III. Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability and Investor Qualifications sections above, the client Investor Application Form and CAI, and if applicable, the "Country Qualifications" appendix to the Memorandum or the Subscription Agreement and any applicable supplement thereto or set forth in the instructions on the UBS intranet and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client. I agree that, if the Financial Advisor assisted the client in completing any information that is required to be provided by the client in the Investor Application, based upon information known to me, that the Financial Advisor has done so pursuant to the client's authorization and direction solely based upon information that has been provided to the Financial Advisor by the client.

By signing below, if applicable, I have determined that (1) if the proposed investment is for an Access Person's (as defined in the UBS Financial Services Inc. Investment Adviser Code of Ethics) employee or employee-related account, my signature evidences my pre-approval of the trade and that (2) the Access Person's proposed investment:  (a) will not unfairly limit the ability of eligible clients of UBS Financial Services Inc. ("the Firm") to participate in the proposed investment and (b) does not present a material conflict with the interests of the Firm's clients or the Firm.

Print Name of Branch Manager: __________________________________

Branch Manager Signature: _____________________________________	Date: (MUST BE COMPLETED)

If the above named account is a UBS Financial Services Inc. IRA, then the Branch Manager, as a result, also signs as the custodian of the IRA and accepts and agrees to this subscription.	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.

PLACEMENT FEE APPROVAL SECTION – THIS SECTION IS ONLY REQUIRED IF A REDUCED PLACEMENT FEE IS CHARGED

To be completed by Complex Director or Complex Administrative Manager as Delegate (if necessary)

By signing below you have agreed and accepted the reduced placement fee above.

If you do not agree to the reduced placement fee, please inform the branch who is responsible for contacting AI Investor Service.  Call AI Investor Services (800) 580-2359 option #1 for questions.

Print Name of Complex Director: _________________________________

Complex Director Signature: ____________________________________	Date: (MUST BE COMPLETED)

APPENDIX B:  FUND PERFORMANCE INFORMATION

HISTORICAL MONTHLY PERFORMANCE OF
O'CONNOR FUND OF FUNDS: MASTERS LLC1, 2

Year	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sept.	Oct.	Nov.	Dec.	YTD
2013	2.75%	0.12%	2.06%	-0.04%	1.24%	-0.58%							5.63%
2012	-1.72%	1.53%	1.21%	0.66%	-1.77%	-0.01%	1.83%	0.90%	0.75%	-0.42%	0.84%	0.77%	8.26%
2011	-0.49%	-1.15%	0.11%	1.52%	-0.47%	-0.84%	-0.37%	-2.36%	-1.60%	1.24%	-0.62%	-0.16%	-2.93%
2010	-0.80%	0.81%	1.19%	0.47%	-2.30%	-1.67%	1.16%	-0.26%	1.87%	1.16%	1.07%	2.12%	4.82%
2009	1.63%	0.79%	0.36%	-0.68%	2.17%	0.78%	0.79%	1.69%	0.95%	-0.69%	1.19%	0.90%	10.28%
2008	-2.42%	1.20%	-3.07%	4.00%	2.95%	-1.06%	-2.29%	-1.35%	-8.21%	-5.20%	-1.99%	-0.25%	-16.85%
2007	1.30%	0.20%	1.89%	2.02%	2.19%	0.43%	-0.48%	-1.95%	2.03%	4.64%	-0.30%	1.53%	14.17%
2006	3.71%	0.16%	2.98%	2.13%	-2.82%	-1.57%	-0.83%	0.69%	1.06%	2.59%	2.68%	0.85%	12.03%
2005	0.72%	1.33%	-0.37%	-1.56%	0.66%	2.48%	3.34%	0.91%	0.87%	-1.82%	2.10%	2.61%	11.69%
2004	1.70%	1.81%	-0.07%	-0.34%	-1.87%	0.47%	-0.16%	0.16%	0.85%	0.69%	1.73%	1.58%	6.68%
2003	-0.75%	0.01%	0.14%	0.27%	1.14%	0.59%	1.05%	0.62%	-0.56%	1.49%	0.98%	1.08%	6.20%
2002	0.87%	-0.89%	-0.36%	0.86%	0.28%	-0.67%	-0.91%	0.73%	-0.50%	0.71%	-0.23%	0.21%	0.07%
2001	-0.64%	1.32%	-0.54%	-1.41%	1.31%	1.49%	-0.87%	1.00%	0.35%	-1.71%	0.43%	1.61%	2.29%
2000	0.86%	8.83%	4.22%	-1.32%	0.33%	1.92%	0.37%	2.81%	2.77%	2.10%	1.56%	2.35%	29.92%
1999	0.03%	-1.44%	2.14%	4.40%	-0.04%	1.30%	-0.85%	-3.04%	-0.39%	-0.07%	3.88%	6.19%	12.37%
1998	0.63%	0.33%	7.88%	1.27%	2.01%	0.66%	1.09%	-1.99%	-2.80%	-4.40%	1.20%	1.30%	6.90%
1997	2.90%	1.80%	0.20%	0.60%	0.30%	0.90%	6.40%	-1.20%	3.70%	2.70%	2.00%	3.80%	26.67%
1996	4.50%	-1.20%	0.10%	2.50%	0.40%	1.70%	-0.90%	1.10%	-0.70%	3.70%	3.70%	0.30%	16.07%
1995							-0.30%	3.30%	0.90%	-0.70%	1.40%	2.40%	7.15%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

AVERAGE ANNUAL TOTAL RETURNS OF
O'CONNOR FUND OF FUNDS: MASTERS LLC
FOR PERIODS ENDING JUNE 30, 20131, 2, 3

	O'Connor Fund of Funds: Masters LLC	S&P 5004	MSCI World Total Return (Net) USD5	HFRI Equity Hedge (Total) Index6
1 Year	10.66%	17.92%	18.58%	10.99%
3 Years	6.01%	15.94%	13.72%	5.35%
5 Years	1.02%	4.65%	2.70%	1.69%
10 Years	5.47%	5.12%	7.25%	5.62%
Since Inception7	8.50%	6.19%	6.13%	10.07%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

________________________________________________

1
Performance prior to July 1, 2013 reflects the actual performance of O'Connor Fund of Funds: Masters LLC (the "Predecessor Fund"), the predecessor of O'Connor Fund of Funds: Masters (the "Fund"), and the Predecessor Fund's actual fees and expenses.  The performance information does not reflect the deduction of the Fund's waivable sales load, which, if reflected, would reduce the performance quoted.  The Fund's expenses may be higher than those of the Predecessor Fund, which was exempt from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), pursuant to Section 3(c)(1) thereof.  The Fund's performance, therefore, may be lower than it appears in the table.  THE PAST PERFORMANCE OF THE PREDECESSOR FUND IS NOT INDICATIVE OF FUTURE RESULTS OF THE FUND.

2
The Fund's investment objective and strategies are, in all material respects, identical to those of the Predecessor Fund. Unlike the Fund, however, the Predecessor Fund was not subject to certain investment restrictions and limitations imposed by the Investment Company Act and other applicable securities laws, or to the same requirements of the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of the Predecessor Fund. UBS Alternative and Quantitative Investments LLC serves as the investment adviser of the Fund, and served as the investment adviser of the Predecessor Fund.

3
The use of indices and performance information presented are for illustrative purposes only.  Unlike the Fund and the Predecessor Fund, some indices are unmanaged, are not available for direct investment and are not subject to management fees and other fees and expenses.  The Fund does not, and the Predecessor Fund did not, restrict its investments to securities in the indices described.  No index is directly comparable to the investment strategy of the Fund or the Predecessor Fund.  Information regarding the indices, including their accuracy and completeness, has not independently been verified.

4
The Standard and Poor's 500 Index (S&P500) is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

5
The MSCI World Total Return Index (Net) USD uses the same methodology as the MSCI $ World Index, which is a free-float weighted equity index including developed world markets; however, the MSCI World Total Return Index (Net) USD also includes reinvestment of net dividends.  Indices with net dividends approximates the minimum possible dividend reinvestment by using a dividend minus tax credit calculation; the dividend is reinvested after subtracting withholding taxes retained at the source for foreigners who do not benefit from a double taxation treaty.  The index performance has been translated into the feeder currency using the applicable daily currency exchange rate from Bloomberg.

6
The HFRI Monthly Indices (HFRI) are equally weighted performance indices.  The HFRI indices are broken down into four main strategies, each with multiple sub-strategies.  The HFRI Equity Hedge (Total) Index represents the "Equity Hedged" strategy, which includes funds that maintain positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.  "Equity Hedged" managers would typically maintain at least 50%, and may in some cases be almost entirely invested in equities, both long and short.

7	The Predecessor Fund commenced investment operations on July 1, 1995.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THE STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to completion, dated September 10, 2013

STATEMENT OF ADDITIONAL INFORMATION

O'CONNOR FUND OF FUNDS: MASTERS

677 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1428
toll-free (888) 793-8637

—————————

September 1 , 2013

—————————

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of O'Connor Fund of Funds: Masters (the "Fund"), dated September 1, 2013.  A copy of the Fund's prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF SHARES	15

TRUSTEES	16

CODE OF ETHICS	23

PROXY VOTING POLICIES AND PROCEDURES	23

INVESTMENT ADVISORY SERVICES; RELATED ADMINISTRATION SERVICES	25

CONFLICTS OF INTEREST	28

TAX ASPECTS	31

BROKERAGE	44

CALCULATION OF NET ASSET VALUE	44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	44

CUSTODIAN	44

FINANCIAL STATEMENTS	44

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of O'Connor Fund of Funds: Masters (the "Fund"), as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus.  Capitalized terms used but not defined herein have the meanings assigned to them in the Fund's prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the "Shares"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding Shares" means the vote, at an annual or special meeting of shareholders duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is the less.  The Fund may not:

•
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•
Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.

•
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.  The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

•	Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include:  short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Equity Securities

An Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities.  Investment Managers may focus on investments within specific sectors, countries or regions.  Investment Managers also may invest in depositary receipts relating to foreign securities.  See "—Foreign Securities" below.  Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies.  The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter.  Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange.  Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Fixed-Income Securities

Some Investment Managers may invest in fixed-income securities, typically when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies.  Investment Managers also may invest in these securities for defensive purposes and to maintain liquidity.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality.  Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Foreign Securities

General.  Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

Some Investment Managers, and the Adviser, may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain foreign currency denominated portfolio securities irrespective of the underlying investment. The Investment Funds may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective, and the Fund will utilize principally forward currency exchange contracts to hedge against foreign currency risks. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Managers and the Adviser for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates. This technique would allow an Investment Manager or the Adviser to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of existing holdings of foreign securities. There may be, however, imperfect correlation between the foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes by the Investment Funds, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's investment portfolio. See "—Special Investment Techniques."

Foreign Currency Transactions

Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates.  Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Investment Funds and the Fund may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of the Investment Manager or the Adviser), nor provide a perfect hedge. Unless an Investment Fund or the Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund or the Fund may realize could be eliminated as a result of adverse changes in exchange rates. An Investment Manager also may engage in foreign currency transactions for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's or the Adviser's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund or the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager or the Adviser contracted to receive in the exchange. The Investment Manager's and the Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Distressed Securities

Some Investment Funds may invest in the securities of financially distressed companies ("distressed securities").  Investments in distressed securities involve substantial risks.  Any one or all of the companies in which an Investment Fund may invest may be unsuccessful or not show any return for a considerable period of time.  In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer.  There is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.  In addition, judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal.  These securities may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available.  In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund.  Reverse repurchase agreements are a form of leverage that also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

Investment Managers and the Fund may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments that derive their value, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager or the Fund invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if the Investment Manager's or the Fund's Derivatives were poorly correlated with its other investments, or if the Investment Manager or the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Investment Managers and the Fund may invest in options and futures contracts.  They also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, it may be difficult to close out a position.  Over-the-counter options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options.  A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager or the Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  A profit or loss will be realized if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Investment Manager or the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers and the Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Investment Managers and the Fund may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers and the Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Adviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Adviser's ability otherwise to invest those assets.

Call and Put Options on Securities Indexes. Investment Managers and the Fund may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers and the Fund may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate swap agreements on behalf of the Investment Funds.  In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  Investment Managers may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps.  Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Investment Fund's or the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity that involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment.  In addition, if UBS Alternative and Quantitative Investments LLC (the "Adviser" or "UBS A&Q") or an Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or the Investment Fund may be adversely affected.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period.  The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities that affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Fund and Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund or an Investment Fund enters into the commitment, but the Fund or the Investment Fund does not make payment until it receives delivery from the counterparty.  The Fund or the Investment Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund or the Investment Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Fund or an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the net assets of the Fund or the Investment Fund.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund or the Investment Fund on a forward commitment basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

Sector Risk

Some Investment Funds may invest a substantial portion of their assets in securities of companies in particular sectors including financial services, technology, or health sciences-related companies, which presents certain risks that may not exist to the same degree as in other types of investments.  Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments.  Investment Managers who focus on investing in these sectors subject their portfolios to investment risk that is greater than if their portfolios were invested in a more diversified manner among various sectors.

Financial services companies are subject to extensive government regulation.  This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge.  These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans.  Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change.  The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

Industries throughout the science and technology fields include many smaller and less seasoned companies.  These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks.  Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  These companies also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated.  Certain of these companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Many health sciences and biotechnology companies are subject to substantial governmental regulations that can affect their prospects.  Changes in governmental policies may have a material effect on the demand for particular products and services.  Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced.  Many of these companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances.  The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies.  While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid.

Purchasing Initial Public Offerings

Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's Shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase Shares at their then net asset value if:

•
such Shares have been transferred in violation of the Fund's Amended and Restated Agreement and Declaration of Trust, dated June 20, 2013, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•
ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board of Trustees (the "Board"), for the Fund to repurchase such Shares.

Tenders by the Adviser

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $1 million under the discretionary investment management of UBS AG and its subsidiaries, (ii) at the time of purchase has a net worth (with their spouse) of more than $2 million or otherwise meets the standard for a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" or "knowledgeable employee" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed shareholder certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee (which consists of all of the Independent Trustees (as defined below)) holds regularly scheduled meetings and, as appropriate, the chair of the Audit Committee maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Trustees not be "interested persons" (as defined in the Investment Company Act) of the Fund and, as such, not be affiliated with the Adviser ("Independent Trustees").  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees.  Currently, three of the Fund's four Trustees are Independent Trustees.

The Independent Trustees exercised their informed business judgment to appoint Meyer Feldberg to serve as Chairman of the Board.  Mr. Feldberg is not affiliated with the Adviser, UBS Financial Services, Inc. ("UBS Financial Services") or their affiliates, but is treated as an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the funds advised by the Adviser may do business.  The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and without designating a lead Independent Trustee, and that a key factor for assuring they are in a position to do so is that all of the Trustees are independent of management and that three of the Fund's four Trustees are not interested persons of the Fund.  In addition, Independent Trustees have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  The Fund's Trustees, including its three Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  As a result, the Board has determined that its leadership structure, in which no individual Independent Trustee has been designated to lead all the Independent Trustees, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the fact that Mr. Feldberg effectively acts as an independent Chairman and lead Independent Trustee; (ii) the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (iii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iv) the Board's oversight role in management of the Fund; and (v) the Board's size and the cooperative working relationship among the Independent Trustees and among all Trustees.

Information About Each Trustee's Experience, Qualifications, Attributes or Skills

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee1	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
George W. Gowen (83) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	11	None
Stephen H. Penman (66) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	Member, Board of Advisors, Boston Harbor Investment Management, LLC
Virginia G. Breen (49) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	11	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED TRUSTEE
Meyer Feldberg (71)2 c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	56	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Commencement of Operations	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations
Executive Director of UBS A&Q
since October 2010.  Prior to
October 2010, Executive Director
of Compliance of UBS Financial
Services Inc. from 2003 to 2010
and Deputy Director of
Compliance of UBS Financial
Services of Puerto Rico Inc. from
October 2006 to October 2010.
			N/A	N/A
____________________

1	As of March 31, 2013, of the 56 funds/portfolios in the complex, 45 were advised by an affiliate of the Adviser and 11 comprised the registered alternative investment funds advised by UBS A&Q.

2
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business.  Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses.  The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•
Virginia G. Breen – Ms. Breen has been a Partner of Chelsea Partners since 2011.  She was a General Partner, from 1995 to 2011, of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses.  From 2002 to 2011, Ms. Breen was a General Partner of Sienna Ventures, a venture capital firm that invests in information technology and service businesses.  Ms. Breen was a Vice-President of the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse First Boston), where she worked from 1988 to 1995.  She was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard.  Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

•
Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004.  Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004.  He is currently serving as a Senior Advisor at Morgan Stanley.  In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world.  Mr. Feldberg has had more than 30 years' experience in higher education.  Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989).  Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

•
George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups.  He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations.  Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia.

•
Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University.  He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University.  Mr. Penman serves on the Board of Advisors of Boston Harbor Investment Management, LLC, a registered investment adviser founded in November 2012.  Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley.  From 1990 to 1995, Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting.  He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics.  Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis.  He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences.  In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation.  He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review.  Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago.  In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days' prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.  The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.  If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Trustees of the Fund.  Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (ii) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (iii) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by the Trustee within the Fund Complex, in each case as of December 31, 2012.  The Trustees are not required to contribute to the capital of the Fund or hold Shares in the Fund.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex

Virginia G. Breen	None	None
Meyer Feldberg	None	None
George W. Gowen	None	$50,001-$100,000
Stephen H. Penman	None	None

As of December 31, 2012, none of the Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Trustees*

Virginia G. Breen	$17,000	$167,250 (11)*
Trustee

Meyer Feldberg***	$19,000	$238,277 (56)*
Chairman and Trustee

George W. Gowen	$17,000	$167,250 (11)*
Trustee

Stephen H. Penman	$19,000	$187,250 (11)*
Trustee

*	Estimated for the fiscal year ending March 31, 2014.

**
Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Trustees served as of March 31, 2013.  Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

***	Interested Trustee.

The Trustees will each be paid by the Fund an annual retainer of $8,250, per meeting fees of $1,250, and $750 in the case of telephonic meetings.  In addition, the Chairman of the Board and the Chairman of the Audit Committee each will receive an additional annual fee of $20,000, split equally among the registered alternative investment funds advised by UBS A&Q, including the Fund.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Fund, the Adviser and the Distributor (as defined below) each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds that have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•
If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund's Board of Trustees and obtaining the consent from Fund's Board of Trustees before voting;

•	engaging another party on behalf of the Fund to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling (203) 719-1428 or toll-free at (888) 793-8637, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; RELATED ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 26, 2013 (the "Investment Advisory Agreement").  The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers.  The Adviser also provides certain administrative services to the Fund, including:  providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  The Adviser will perform its duties subject to any policies established by the Trustees.

The Adviser was formed as a Delaware limited liability company on March 16, 2004, and is a direct wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser's offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901, and the Adviser's telephone number is (888) 793-8637.

The Investment Advisory Agreement initially was approved by the Board, including each Independent Trustee, on February 26, 2013, and also was approved on such date by the then sole shareholder of the Fund.  The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.  The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Advisory Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

Portfolio Management

The Fund's portfolio managers (the "Portfolio Managers") manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser.  In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund.  A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation.  The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines.  Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers' compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund.  A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods.  The amount of a Portfolio Manager's discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser.  In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor.  These factors may include: the overall performance of the Adviser;  the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year;  contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues.  The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund's Portfolio Managers and approximate assets under management in those accounts as of June 30, 2013.

Portfolio Manager	Registered Investment Companies		Pooled Accounts		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Norman E. Sienko, Jr.	7(1)	$1,192,000,349	2(3)	$98,645,500	0	N/A

Bruce Amlicke	1(2)	$376,225,191	53(4)	$10,478,491,878	17(5)	$13,321,851,449

Americo Nardis	1(2)	$376,225,191	53(4)	$10,478,491,878	17(5)	$13,321,851,449
_______________

(1)	Of these accounts, 4 accounts with total assets of approximately $709,022,637 charge performance-based advisory fees.

(2)	This account charges performance-based advisory fees.

(3)	Neither of these accounts charges performance-based advisory fees.

(4)	Of these accounts, 36 accounts with total assets of approximately $8,836,087,799 charge performance-based advisory fees.
(5)	Of these accounts, 3 accounts with total assets of approximately $7,411,209,520 charge performance-based advisory fees.

None of the Fund's Portfolio Managers beneficially owns any Shares.

CONFLICTS OF INTEREST

The Adviser

The Adviser and its affiliates are major participants in the equity, fixed-income, global currency, commodity, derivative and other markets.  As such, the Adviser and its affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Adviser and its affiliates used for other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Adviser may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser and its affiliates may give advice or take action with respect to any of their other clients that may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  The Adviser will, to the extent possible, allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management in accordance with its allocation policies and procedures.  The Adviser's investment decisions made on behalf of the Fund will be made independently of any investment decisions made on behalf of other clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser will have discretion in determining the Fund's level of participation with such Investment Managers.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser may place separate transactions for one or more Adviser Clients that may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

The Adviser and its affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser's relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, UBS AG and its affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of UBS AG and its affiliates (including the Adviser), and the activities or strategies used for accounts managed by UBS AG and its affiliates (including the Adviser) for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which UBS AG and its affiliates are investors or make a market.  The trading activities of UBS AG and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in UBS AG and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Investment Managers may purchase investments that are the subject of an underwriting or other distribution, by UBS AG and its affiliates.  An Investment Manager may invest, directly or indirectly, in the securities of companies affiliated with UBS AG and its affiliates or in which UBS AG and its affiliates has an equity or participation interest.  The purchase, holding and sale of such investments by an Investment Manager may enhance the profitability of UBS AG's or its affiliates' own investments in such companies.

UBS Financial Services (together with any other broker or dealer appointed by the Fund to act as distributor of its Shares, the "Distributor") acts as the principal placement agent for the Fund, without special compensation from the Fund.  The Adviser or the placement agent intend to compensate the placement agent's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased.  See "Plan of Distribution" in the Fund's prospectus.

The Distributor or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy or demanding payment on a loan guarantee that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will "look through" to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While general cure provisions apart from those discussed above afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such year), and (iii) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  It is anticipated that a substantial portion of the Fund's distributions to its shareholders will be taxable as ordinary income and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The Fund will inform its shareholders of the amount and character of its distributions to shareholders.

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a shareholder's tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below.  Similarly, as discussed below at "Income from Repurchases and Transfers of Shares," if a repurchase of a shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares repurchased.  In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its shareholders, who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to our Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but is reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder's proportionate interest in the Fund or results in a "complete redemption" of the shareholder's Shares, in each case applying certain constructive ownership rules.

If the repurchase of a shareholder's Shares qualifies for sale or exchange treatment, the shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held by the shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the shareholder for one year or less.  However, if the shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of a shareholder's Shares does not qualify for sale or exchange treatment, the shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

The Fund generally will be required to report to the IRS and each shareholder the cost basis and holding period for each respective shareholder's Shares repurchased by the Fund.  The Fund has elected the average cost method as the default cost basis method for purposes of this requirement.  If a shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the shareholder does not need to take any additional action.  If, however, a shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the shareholder must contact State Street Bank and Trust Company (the "Fund Administrator"), in its capacity as Fund Administrator, to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Fund Investments

Investments in Flow-Through Vehicles.  The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as "passive foreign investment companies" (each, a "PFIC").  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to each of its non-U.S. Investment Funds that is a PFIC, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to shareholders as capital gain dividends or as "qualified dividend income").

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  Further, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.  Failure by a shareholder to furnish a certified TIN to the Fund could subject that shareholder to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in Shares if the tax-exempt shareholder borrows to acquire its Shares.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("foreign shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the foreign shareholder), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Notwithstanding the foregoing, for taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other successor or applicable form).  In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  All foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If the Fund is a "U.S. real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs, and, for calendar years before 2014, all gains from sales or exchanges of "U.S. real property interests" ("USRPIs"), will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund's Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from USRPIs (including such gains derived through REITs), but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Income from Repurchases and Transfers of Shares," if a repurchase of a shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder's tax basis in the relevant Shares repurchased.  If the repurchase qualifies as a sale or exchange, the shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a "U.S. real property holding corporation" (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund's Shares.  In the latter event, the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below, provided, however, that any such gain recognized upon a repurchase, sale, exchange or other disposition of Shares in calendar years before 2014 will not be subject to U.S. income or withholding taxes if the Fund is "domestically controlled" (as such term is defined in the Code).

For calendar years before 2014, a distribution of a USRPI in connection with the repurchase of a foreign shareholder's Shares generally will cause that Fund to recognize gain if the Fund is considered "domestically controlled."  If the Fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the Fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of the repurchase.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "—Backup Withholding" above.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance provisions of the HIRE Act, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution" (which term may include certain foreign shareholders and certain non-U.S. Investment Funds and investments) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, any Investment Fund, any investment, and/or certain of the Fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS or any other person in respect of a shareholder's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and shareholders of the Fund will be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of any United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, shareholders will be required to obtain similar waivers from their direct and indirect owners).

While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, regulatory and other guidance provides for a phased-in implementation of these withholding tax provisions beginning July 1, 2014.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain Investment Funds and investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  As discussed above at "Foreign Shareholders," certain tax provisions relating to the taxation of RICs and their foreign shareholders expire at the end of 2013.  It is possible that these provisions could be legislatively extended or otherwise modified.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

CALCULATION OF NET ASSET VALUE

         The net asset value ("NAV") of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by the Fund Administrator as of the end of each calendar month in accordance with the valuation principles set forth in the prospectus or as may be determined from time to time pursuant to policies established by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

LEGAL COUNSEL

          Ernst & Young LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") also serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

FINANCIAL STATEMENTS

The financial statements of the Fund for the periods indicated follow.

O'CONNOR FUND OF FUNDS: MASTERS LLC
Financial Statements
with Report of Independent Auditors

Period from January 1, 2013 to March 31, 2013
and Year ended December 31, 2012

An exemption under Regulation 4.7 has been obtained from the Commodity Futures Trading Commission for
 O'Connor Fund of Funds: Masters LLC

O'CONNOR FUND OF FUNDS: MASTERS LLC
Financial Statements
with Report of Independent Auditors

Period from January 1, 2013 to March 31, 2013
and Year ended December 31, 2012

Contents

Report of Independent Auditors	1

Statements of Assets, Liabilities and Members' Capital	2

Statements of Operations	3

Statements of Changes in Members' Capital	4

Statements of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	8

Schedules of Portfolio Investments	18

Affirmation of the Commodity Pool Operator	23

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: (212) 773-3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of
O'Connor Fund of Funds: Masters LLC

We have audited the accompanying statements of assets, liabilities and members' capital of O'Connor Fund of Funds: Masters LLC (the "Fund"), including the schedules of portfolio investments, as of March 31, 2013 and December 31, 2012, and the related statements of operations for the period from January 1, 2013 to March 31, 2013 and the year ended December 31, 2012, changes in members' capital for the period from January 1, 2013 to March 31, 2013 and the two years ended December 31, 2012 and December 31, 2011, cash flows for the period from January 1, 2013 to March 31, 2013 and the year ended December 31, 2012 and financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of investments in investment funds as of March 31, 2013, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O'Connor Fund of Funds: Masters LLC at March 31, 2013 and December 31, 2012, and the results of its operations for the period from January 1, 2013 to March 31, 2013 and the year ended December 31, 2012, changes in its members' capital for the period from January 1, 2013 to March 31, 2013 and the two years ended December 31, 2012 and December 31, 2011, cash flows for the period from January 1, 2013 to March 31, 2013 and the year ended December 31, 2012 and financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

September 4, 2013

O'Connor Fund of Funds: Masters LLC

Statements of Assets, Liabilities and Members' Capital

	March 31, 2013	December 31, 2012

ASSETS

Investments in Investment Funds, at fair value (cost $65,474,461, $62,137,259)	$87,280,026	$78,975,396
Cash	5,885,648	7,776,121
Receivable from Investment Funds	2,234,726	4,270,933
Advanced subscriptions in Investment Funds	-	2,000,000

Total Assets	$95,400,400	$93,022,450

LIABILITIES AND MEMBERS' CAPITAL

Withdrawals payable	$527,003	$3,321,350
Subscriptions received in advance	-	740,000
Professional fees payable	134,236	114,832
Administration fee payable	45,847	45,227
Custody fee payable	3,200	2,400
Management Fee payable	1,266	1,173
Withdrawals payable to Manager	748	121,351
Other liabilities	20,521	21,448

Total Liabilities	732,821	4,367,781

Members' Capital	94,667,579	88,654,669

Total Liabilities and Members' Capital	$95,400,400	$93,022,450

MEMBERS' CAPITAL

Represented by:
Net capital contributions	$72,862,014	$71,816,532
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	21,805,565	16,838,137

Members' Capital	$94,667,579	$88,654,669

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statements of Operations

	Period from January 1, 2013 to March 31, 2013	Year Ended December 31, 2012

INVESTMENT INCOME

Interest	$-	$25

Total Investment Income	-	25

EXPENSES

Management Fee	279,317	1,098,400
Administration fee	45,969	175,946
Professional fees	38,038	187,916
Loan fees	8,750	39,998
Custody fee	2,410	11,149
Printing and other expenses	5,875	58

Total Expenses	380,359	1,513,467

Net Investment Loss	(380,359)	(1,513,442)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	(113,411)	6,925,576
Net change in unrealized appreciation/depreciation on investments in Investment Funds	4,967,428	1,482,185

Net Realized and Unrealized Gain/(Loss) from Investments	4,854,017	8,407,761

Net Increase in Members' Capital Derived from Operations	$4,473,658	$6,894,319

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statements of Changes in Members' Capital

Years Ended December 31, 2011 and 2012 and Period from January 1, 2013 to March 31, 2013

	Manager	Members	Total

Members' Capital at January 1, 2011	$43,221	$90,521,861	$90,565,082

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(215)	(1,566,723)	(1,566,938)
Net realized gain/(loss) from investments in Investment Funds	4,106	7,162,102	7,166,208
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(5,067)	(8,317,866)	(8,322,933)
Incentive Allocation	490	(490)	–
Net Increase (Decrease) in Members' Capital Derived from Operations	(686)	(2,722,977)	(2,723,663)

MEMBERS' CAPITAL TRANSACTIONS
Manager and Members' subscriptions	9,652	7,675,000	7,684,652
Manager and Members' withdrawals	(490)	(14,462,069)	(14,462,559)
Net Increase (Decrease) in Members' Capital Derived from Capital Transactions	9,162	(6,787,069)	(6,777,907)
Members' Capital at December 31, 2011	$51,697	$81,011,815	$81,063,512

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(257)	(1,513,185)	(1,513,442)
Net realized gain/(loss) from investments in Investment Funds	4,285	6,921,291	6,925,576
Net change in unrealized appreciation/depreciation on investments in Investment Funds	884	1,481,301	1,482,185
Incentive Allocation	121,351	(121,351)	–
Net Increase in Members' Capital Derived from Operations	126,263	6,768,056	6,894,319

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	11,250,000	11,250,000
Manager and Members' withdrawals	(121,351)	(10,431,811)	(10,553,162)
Net Increase in Members' Capital Derived from Capital Transactions	(121,351)	818,189	696,838

Members' Capital at December 31, 2012	$56,609	$88,598,060	$88,654,669

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	$(64)	$(380,295)	$(380,359)
Net realized gain/(loss) from investments in Investment Funds	(64)	(113,347)	(113,411)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	3,095	4,964,333	4,967,428
Incentive Allocation	200,741	(200,741)	–
Net Increase in Members' Capital Derived from Operations	203,708	4,269,950	4,473,658

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	1,540,000	1,540,000
Manager withdrawals	(748)	–	(748)
Net Increase in Members' Capital Derived from Capital Transactions	(748)	1,540,000	1,539,252

Members' Capital at March 31, 2013	$259,569	$94,408,010	$94,667,579

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statements of Cash Flows

	Period from January 1, 2013 to March 31, 2013	Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital derived from operations	$4,473,658	$6,894,319
Adjustments to reconcile net increase in members' capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(7,000,000)	(19,330,000)
Proceeds from disposition of investments in Investment Funds	3,549,387	11,306,920
Net realized (gain)/loss from investments in Investment Funds	113,411	(6,925,576)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(4,967,428)	(1,482,185)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	2,000,000	9,000,000
Receivable from Investment Funds	2,036,207	5,497,723
Other assets	–	27,766
Increase (decrease) in liabilities:
Administration fee payable	620	1,917
Custody fee payable	800	(3,081)
Management Fee payable	93	(869)
Professional fees payable	19,404	(3,024)
Other liabilities	(927)	(13,304)
Net cash provided by operating activities	225,225	4,970,606

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' subscriptions, including change in subscriptions received in advance	800,000	11,990,000
Payments on Manager's withdrawals, including change in withdrawals payable to Manager	(121,351)	(490)
Payments on Members' withdrawals, including change in withdrawals payable	(2,794,347)	(13,535,881)
Net cash used in financing activities	(2,115,698)	(1,546,371)

Net decrease in cash	(1,890,473)	3,424,235
Cash-beginning of period	7,776,121	4,351,886
Cash-end of period	$5,885,648	$7,776,121

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Financial Highlights

March 31, 2013

The following represents the ratios to average members' capital and other supplemental information for all Members, excluding the Manager, for the periods indicated. An individual Member's ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

		Years Ended December 31,
	Period from January 1, 2013 to March 31, 2013	2012	2011	2010	2009	2008

Ratio of net investment loss to average members' capital a, b	(1.68%) c	(1.73%)	(1.73%)	(1.66%)	(1.76%)	(1.63%)

Ratio of total expenses to average members' capital after Incentive Allocation a, b, d	2.57% c	1.87%	1.73%	1.73%	1.80%	1.68%

Portfolio turnover rate	4.27%	14.10%	26.24%	22.97%	21.73%	9.44%

Total return after Incentive Allocation e, f	4.76%	8.11%	(2.93%)	4.80%	10.25%	(16.86%)

Members' capital at end of period (including the Manager)	$94,667,579	$88,654,669	$81,063,512	$90,565,082	$87,676,419	$74,452,742
__________
a	The average members' capital used in the above ratios is calculated using members' capital prior to period-end withdrawals, excluding the Manager.

b	Ratios of net investment loss and total expenses to average members' capital do not include the impact of expenses, incentive allocations or incentive fees incurred by the underlying Investment Funds.

c	Annualized

d
The ratios of total expenses to average members' capital before Incentive Allocation were 1.68% C, 1.73%, 1.73%, 1.67%, 1.78% and 1.68% for the period from January 1, 2013 to March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

e
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the period. Total return for periods less than a full year are not annualized.

f
The total returns before Incentive Allocation were 4.99%, 8.26%, (2.93%), 4.86%, 10.28% and (16.86%) for the period from January 1, 2013 to March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Notes to Financial Statements

March 31, 2013

1.	Organization

O'Connor Fund of Funds: Masters LLC (the "Fund") was initially organized as a limited partnership under the laws of New York on June 2, 1995 and was subsequently reorganized as a limited liability company under the laws of Delaware effective October 15, 2002. The Fund's investment objective is to seek capital appreciation over the long-term in a wide range of market conditions principally through a program of investments in investment partnerships, managed funds, separate accounts and other investment vehicles that invest or trade in a wide range of equity securities and other instruments. The Fund pursues its investment objective by deploying its assets primarily among a select group of portfolio managers with different investment approaches and styles. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund has engaged UBS Alternative and Quantitative Investments LLC ("UBS A&Q" or the "Manager"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. UBS A&Q is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Manager is a registered Commodity Pool Operator with the Commodity Futures Trading Commission and is a member of the National Futures Association. The Manager is responsible for providing investment advice regarding the selection of Investment Funds and the day-to-day management of the Fund. All other members are herein referred to as "Members".

Initial and additional subscriptions for interests by eligible investors may be accepted at such times as the Manager may determine. The Fund reserves the right to reject any subscription for interests in the Fund.

Withdrawals may be made quarterly, after a one-year "lockup," with 60 days written notice, or at other times as permitted by the Manager. In the case of a complete withdrawal from the Fund, the Fund will initially pay 90% of its estimated balance to the Member. The remaining 10% will be paid as soon as practicable after completion of the year-end audit. Withdrawals may be suspended or limited under certain circumstances. Members can only transfer or assign their interests with the approval of the Manager.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles ("GAAP"), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value ("NAV") as its measure of fair value of an investment in an investee when (i) the Fund's investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund's investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—quoted prices in active markets for identical investments
Level 2—fair value of investments in Investment Funds with the ability to redeem within one quarter from the measurement date
Level 3—fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund's liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value to be Level 2. In previous years, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem within one quarter of the measurement date, subject to further lockups and liquidity provisions.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund's line items in the Statements of Assets, Liabilities and Members' Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2013. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2013 or December 31, 2012. The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. At March 31, 2013, Investment Funds within this strategy, including 26 percent with investor level gates, are generally subject to 45 - 90 redemption notice periods and are available to be redeemed in accordance with their offering documents. At December 31, 2012, Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. An Investment Fund representing approximately 0.03 percent of the fair value of the investments in this strategy is a side pocket where the liquidation of assets is uncertain. The remaining 99.97 percent of the Investment Funds, including 30 percent with investor level gates, are available to be redeemed in accordance with their offering documents, as of the measurement date.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit, equity hedged, relative value, and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investments approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Fund in this strategy is in liquidation where the redemption notice period is no longer effective.

The Investment Fund in the relative value strategy, a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricings and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, for example to geography, changes in interest rates, equity market movement, and currencies. At March 31, 2013, the Investment Fund within this strategy is generally subject to a 60 day redemption notice period and is available to be redeemed in accordance with its offering documents, including an investor level gate, as of the measurement date. At December 31, 2012, all Investment Funds within this strategy are generally subject to 60 - 180 day redemption notice periods and are available to be redeemed in accordance with their offering documents, including investor level gates, as of the measurement date.

The Investment Fund in the trading strategy is generally top-down in nature and often driven by econometric and macroeconomic research. The Investment Fund may utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies, and commodities to express a manager's view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. At March 31, 2013, the Investment Fund within this strategy is generally subject to a 60 day redemption notice period and is available to be redeemed in accordance with its offering documents, as of the measurement date. At December 31, 2012, the Investment Funds within this strategy, including 23 percent with investor level gates, are generally subject to 60 - 90 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedules of Portfolio Investments.

Net asset value of the Fund is determined by the Fund's administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Adviser. The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund has adopted procedures pursuant to Accounting Standards Codification ("ASC") 820, Fair Value Measurements ("Topic 820") in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds' investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds' investment managers are based on the fair value of the Investment Funds' underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund's investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations to the Investment Funds' managers or pursuant to the Investment Funds' agreements. The Fund's valuation procedures require the Manager to consider all relevant information available at the time the Fund values its portfolio. The Manager has assessed factors including, but not limited to the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Manager will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. (See Schedules of Portfolio of Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds' management and is based upon available information in the absence of readily ascertainable market values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund's proportionate share exceeded 5% of the Fund's members' capital at March 31, 2013 or December 31, 2012.

The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statements of Assets, Liabilities and Members' Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's capital; costs of insurance; registration expenses; interest expense; certain organization costs; due diligence, including travel and related expenses; expenses of meetings; all costs with respect to communications to Members; and other types of expenses approved by the Manager.

d.	Income Taxes

The Fund has reclassified $380,359 and $113,411 from accumulated net investment loss and accumulated net realized gain/(loss) from investments in Investment Funds, respectively, to net capital contributions during the period ended March 31, 2013 and $1,513,442 and $6,925,576, respectively, during the year ended December 31, 2012. The reclassifications were to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund's Members as of March 31, 2013 and December 31, 2012 and had no effect on members' capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund's tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund's financial statements. The Fund's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period ended March 31, 2013 and year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the "Custodian"). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	New Issue Securities

The Investment Funds may, from time to time, purchase equity securities in an initial public offering. If the securities are part of a "new issue" (as defined by the Financial Industry Regulatory Authority rule 5130 and 5131 ("FINRA")), the resulting gains or losses are allocated only to members who are not deemed by the Manager to be "restricted persons" as defined by the FINRA. For the period ended March 31, 2013 and the year ended December 31, 2012, net gains/(losses) from "new issues" totaled $54,003 and $92,777, respectively.

g.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Manager provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund will pay the Manager a monthly management fee (the "Fee") at an annual rate of 1.40% of each Member's capital account payable quarterly in advance. The Fund pays the Manager a quarterly administrative fee payable in arrears at an annual rate of 0.20% of each limited Partner's capital account. The Fee may be reduced to the annual rate of 1.15% of the capital account of each Member that contributes and thereafter maintains, either initially or through additional capital contributions, an amount equal to or greater than $2,000,000. Further, the Manager may waive all or a portion of the Fee with respect to certain Members who are designated as "Special Members", which include Members that are affiliated with the Manager. The Fee will be paid to the Manager out of the Fund's net assets and debited against Members' capital accounts, excluding the Manager's capital account and Special Advisory Account (as defined below). A portion of the Fee is paid by the Manager to its affiliates. There were no Fee waivers for the period ended March 31, 2013 or the year ended December 31, 2012.

UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase (or decrease) in members' capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the new issue securities, which is allocated only to members who are not "restricted persons", and the Fee, which is similarly allocated to all Members other than the Manager as described above. In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the "Incentive Allocation") for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur (1) a fiscal year-end or (2) a whole or partial redemption). The Incentive Allocation is calculated separately with respect to each Member.

The Incentive Allocation is equal to 10% of the balance of the performance over the threshold return at the end of the Measurement Period, provided that appreciation in the Member's capital account (net of any Incentive Allocation) exceeds the Member's threshold return. The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 15% on its opening capital account balance, as adjusted. For Members entering the Fund after October 1, 2002, and generally at the end of each fiscal year thereafter, the Manager is entitled to an incentive allocation of 5% of the net profits, if any, that would have been credited to the Member's capital account for such period.

A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Manager. The Incentive Allocation is made only with respect to net income that exceeds any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the period ended March 31, 2013 and the year ended December 31, 2012 was $200,741 and $121,351, respectively.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members' capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members' capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian entered into a service agreement with the Fund to provide custodial services and securities clearance functions, as needed.

5.	Loan Payable

Effective June 27, 2012, the Fund maintained a $10,000,000 revolving line of credit with The Bank of New York Mellon, expiring on January 23, 2013. On January 18, 2013, the line of credit was extended through June 20, 2013. The Fund is limited to a maximum borrowing limit of 15% of the Fund's members' capital. The interest rate on the borrowing is the higher of (a) 1.75% above the Overnight LIBOR Rate and (b) 1.75% above the Federal Funds Rate, in each case as in effect from time to time. There is a loan fee payable by the Fund of $35,000 per annum. For the period ended March 31, 2013 and year ended December 31, 2012, the Fund did not borrow under this revolving line of credit.

6.	Investments

As of March 31, 2013 and December 31, 2012, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the period ended March 31, 2013 amounted to $7,000,000 and $3,549,387, respectively and $19,330,000 and $11,306,920, respectively, for the year ended December 31, 2012.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1's for the year ended December 31, 2012; therefore, the tax basis of investments for 2012 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of between 1.50% and 2.50% (per annum) of net assets and incentive fees or allocations ranging from 20.00% to 30.00% of net profits earned. The Investment Funds provide for periodic redemptions, with lockup provisions of up to three years from the date of each investment. One or more underlying fund investments have entered into a side pocket arrangement. Detailed information about the Investment Funds' portfolios is not available.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

As of March 31, 2013, the Fund had $527,751 of withdrawals payable, including withdrawals payable to Manager. Subsequent to March 31, 2013, the Fund paid $498,130 to investors. The remaining amount payable of $29,621 is scheduled to be paid in accordance with the terms of the Fund's Confidential Private Offering Memorandum.

On July 1, 2013, the Fund was reorganized into a publicly-offered fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The reorganization was approved by investors in the Fund on April 30, 2013 and the Fund was merged into a newly-formed Delaware statutory trust on July 1, 2013. The Fund will be the accounting survivor and the financial history will be carried forward to the merged entity. UBS A&Q, which served as manager of the Fund and its investment adviser, was appointed and will also serve as investment adviser to the reorganized fund effective July 1, 2013.

On July 1, 2013, the accounting and investor servicing agent of the Fund changed from BNY Mellon to State Street Bank and Trust Company. In addition, the custodian changed from The Bank of New York Mellon to State Street Bank and Trust Company.

Management has evaluated the impact of all subsequent events on the Fund through September 4, 2013, the date the financial statements were available to be issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

O'Connor Fund of Funds: Masters LLC

Schedules of Portfolio Investments

March 31, 2013

Investment Fund	Cost	Fair Value	% of Members' Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Equity Hedged
Anthion Partners, L.P. (Primary Capital)	$2,146,163	$1,691,340	1.79	11/1/2010	Quarterly	(c)
Atlas Institutional Fund, LLC	5,000,000	5,132,188	5.42	8/1/2011	Quarterly
Bronson Point Partners, L.P.	5,000,000	5,619,224	5.94	3/1/2012	Quarterly
Cadian Fund, L.P.	4,000,000	4,965,161	5.24	1/1/2011	Semi-Annually	(c)
Encompass Capital Fund, L.P.	3,330,000	3,138,627	3.32	2/1/2012	Quarterly	(c)
Jericho Capital Partners, L.P.	5,000,000	6,396,130	6.76	6/1/2011	Quarterly
Meditor European Hedge Fund (B), Ltd.	1,185,762	4,777,157	5.05	1/1/1999	Monthly
Newbrook Capital Partners, L.P.	6,000,000	6,536,019	6.90	1/1/2012	Quarterly
Pelham Long/Short Fund, L.P.	2,894,122	3,581,519	3.78	11/1/2010	Monthly
Pennant Windward Fund, L.P.	5,000,000	6,926,487	7.32	7/1/2008	Quarterly
Pershing Square, L.P.	869,891	2,311,617	2.44	1/1/2005	Anniversary-2 Years-Next Quarter
PFM Diversified Fund, L.P.	4,981,993	5,522,403	5.83	10/1/2010	Quarterly
Soroban Fund, LLC	4,000,000	5,765,321	6.09	4/1/2011	Quarterly	(c)
Tremblant Partners, L.P.	5,000,000	5,112,221	5.40	3/1/2013	Monthly
Turiya Fund LP	4,000,000	4,723,540	4.99	1/1/2012	Quarterly	(d)
Viking Global Equities, L.P.	679,014	6,517,121	6.88	10/1/1999	Anniversary
Equity Hedged Subtotal	$59,086,945	$78,716,075	83.15%

Other
Tiger Asia L Holdings, Ltd.	73,591	246,765	0.26	1/1/2008	N/A	(e)
Other Subtotal	$73,591	$246,765	0.26%

Relative Value
Sensato Asia Pacific Fund, L.P.	3,000,000	3,521,478	3.72	1/1/2012	Monthly	(c)
Relative Value Subtotal	$3,000,000	$3,521,478	3.72%

Trading
Discovery Global Opportunity Partners, L.P.	3,313,925	4,795,708	5.07	10/1/2010	Semi-Annually
Trading Subtotal	$3,313,925	$4,795,708	5.07%

Total	$65,474,461	$87,280,026	92.20%
__________
(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed as of the measurement date and thereafter on the frequency noted in the Redemption Frequency column.
(c)	The Investment Fund is subject to an investor level gate of 25%.
(d)	The Investment Fund is subject to an investor level gate of 33%.
(e)
The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds' underlying investments is not readily available.

The Fund's valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund's investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of March 31, 2013 is $8,548,698 which relates to the value of a portion of several securities that can be partially redeemed within one quarter of the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the period ended March 31, 2013.

ASSETS TABLE

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Equity Hedged	$78,716,075	$—	$47,564,091	$31,151,984
Other	246,765	—	—	246,765
Relative Value	3,521,478	—	—	3,521,478
Trading	4,795,708	—	—	4,795,708
Total Assets	$87,280,026	$—	$47,564,091	$39,715,935

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2012	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2013
Equity Hedged	$29,001,314	$(432,922)	$2,176,762	$2,000,000	$(1,593,170)	$–	$–	$31,151,984
Other	260,658	–	(13,893)	–	–	–	–	246,765
Relative Value	3,907,446	79,871	176,763	–	(642,602)	–	–	3,521,478
Trading	5,452,553	239,643	417,126	–	(1,313,614)	–	–	4,795,708
Total	$38,621,971	$(113,408)	$2,756,758	$2,000,000	$(3,549,386)	$–	$–	$39,715,935

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $3,019,999.

Investment Fund	Cost	Fair Value	% of Members' Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Equity Hedged
Anthion Partners, L.P (Designated Investment)	$29,942	$20,142	0.02	4/1/2010	N/A	(c)
Anthion Partners, L.P. (Primary Capital)	4,142,317	3,599,837	4.06	11/1/2010	Quarterly	(d)
Atlas Institutional Fund, LLC	5,000,000	5,109,893	5.76	8/1/2011	Quarterly
Bronson Point Partners, L.P.	5,000,000	5,242,184	5.91	3/1/2012	Quarterly
Cadian Fund, L.P.	4,000,000	4,507,766	5.09	1/1/2011	Semi-Annually	(d)
Encompass Capital Fund, L.P.	3,330,000	3,178,409	3.59	2/1/2012	Quarterly	(d)
Jericho Capital Partners, L.P.	5,000,000	5,896,862	6.65	6/1/2011	Quarterly
Meditor European Hedge Fund (B), Ltd.	1,185,762	4,726,934	5.33	1/1/1999	Monthly
Newbrook Capital Partners, L.P.	4,000,000	4,410,198	4.97	1/1/2012	Quarterly
Pelham Long/Short Fund, L.P.	2,894,122	3,238,552	3.65	11/1/2010	Monthly
Pennant Windward Fund, L.P.	5,000,000	6,563,777	7.40	7/1/2008	Quarterly
Pershing Square, L.P.	869,891	2,178,269	2.46	1/1/2005	Anniversary Next Quarter
PFM Diversified Fund, L.P.	4,981,993	5,165,025	5.83	10/1/2010	Quarterly
Soroban Fund, LLC	4,000,000	5,007,072	5.65	4/1/2011	Quarterly	(d)
Turiya Fund LP	4,000,000	4,313,693	4.87	1/1/2012	Quarterly	(e)
Viking Global Equities, L.P.	679,014	6,196,126	6.99	10/1/1999	Anniversary
Equity Hedged Subtotal	$54,113,041	$69,354,739	78.23%

Other
Tiger Asia L Holdings, Ltd.	73,591	260,658	0.29	1/1/2008	N/A	(c)
Other Subtotal	$73,591	$260,658	0.29%

Relative Value
Brookdale International Partners, L.P.	562,731	637,713	0.72	12/1/2009	Quarterly	(f)
Sensato Asia Pacific Fund, L.P.	3,000,000	3,269,733	3.69	1/1/2012	Monthly	(d)
Relative Value Subtotal	$3,562,731	$3,907,446	4.41%

Trading
Brevan Howard, L.P.	1,073,971	1,272,030	1.43	10/1/2009	Monthly	(d)
Discovery Global Opportunity Partners, L.P.	3,313,925	4,180,523	4.72	10/1/2010	Semi-Annually
Trading Subtotal	$4,387,896	$5,452,553	6.15%

Total	$62,137,259	$78,975,396	89.08%
__________
(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed as of the measurement date and thereafter on the frequency noted in the Redemption Frequency column.
(c)	A portion or all of the Fund's interests in the Investment Fund are held in side pockets which have restricted liquidity.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Investment Fund is subject to an investor level gate of 33%.
(f)
The Fund has placed a full redemption request with the Investment Fund which is subject to an investor level gate. The Investment Fund's investment level gate allows for the Fund to receive 12.5% of its investment every quarter after the full redemption request is placed. The Fund is expected to be fully redeemed within 12 months.

Complete information about the Investment Funds' underlying investments is not readily available.

The Fund's valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund's investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem within one quarter of the December 31, 2012 measurement date, subject to further lockups and liquidity provisions. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem within one quarter of the December 31, 2012 measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. In the prior year, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the December 31, 2011 measurement date or within one year of such date. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

ASSETS TABLE

Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Equity Hedged	$69,354,739	$—	$40,353,425	$29,001,314
Other	260,658	—	—	260,658
Relative Value	3,907,446	—	—	3,907,446
Trading	5,452,553	—	—	5,452,553
Total Assets	$78,975,396	$—	$40,353,425	$38,621,971

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3**	Transfers out of Level 3	Balance as of December 31, 2012
Equity Hedged***	$35,131,753	$5,237,500	$(595,464)	$7,330,000	$(7,095,720)	$–	$(11,006,755)	$29,001,314
Other***	1,236,039	1,423,524	(702,890)	–	(1,696,015)	–	–	260,658
Relative Value***	3,147,117	265,626	10,960	3,000,000	(2,516,257)	–	–	3,907,446
Trading	4,850,776	–	601,777	–	–	–	–	5,452,553
Total	$44,365,685	$6,926,650	$(685,617)	$10,330,000	$(11,307,992)	$–	$(11,006,755)	$38,621,971

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2012 is $(1,376,729) and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*
Balance as of December 31, 2011 was adjusted to reflect Level 3 investments where the Fund does not have the ability to redeem in full within one quarter of December 31, 2011, subject to any audit withholds at the Investment Fund's net asset value.

**
The transfers out of Level 3 investments in the amount of $11,006,755 are due to the expiration of a lock on the ability to redeem the investments within 90 days without incurring an early redemption penalty.

***
The beginning balances for Equity Hedged, Other and Relative Value have been updated from their December 31, 2011 balances due to the reclassification of categories of Investment Funds from Equity Hedged to Other in the amount of $120,806 and from Other to Relative Value in the amount of $3,147,117. The change was effective on January 1, 2012.

The accompanying notes are an integral part of these financial statements.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the audited financial statements for the period ended March 31, 2013, is accurate and complete.

__________________________

Dylan Germishuys, Authorized Person
UBS Alternative and Quantitative Investments LLC,
The Commodity Pool Operator for O'Connor Fund of Funds: Masters LLC

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:

		Part A:	Financial Highlights*

Part B:
Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows, Financial Highlights, Notes to Financial Statements and Schedule of Portfolio Investments*

2.	Exhibits:

	(a)(1)	Certificate of Trust(1)

	(a)(2)	Agreement and Declaration of Trust(1)

	(a)(3)	Amended and Restated Agreement and Declaration of Trust*

	(b)	By-Laws*

	(c)	Not Applicable.

	(d)	Not Applicable.

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)(1)	Form of Investment Advisory Agreement*

	(g)(2)	Form of Expense Limitation and Reimbursement Agreement*

	(h)(1)	Form of Distribution Agreement*

	(h)(2)	Form of Selected Dealer Agreement*

	(j)	Form of Master Custodian Agreement*

	(k)(1)	Form of Administration Agreement*

	(k)(2)	Form of Transfer Agency and Services Agreement*

	(k)(3)	Form of Investor Certificate (included as Appendix A to the Fund's Prospectus)

	(l)(1)	Opinion and Consent of Stroock & Stroock & Lavan LLP*

	(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.*

	(n)	Consent of Independent Registered Public Accounting Firm*

	(p)	Not Applicable.

(r)	(1) Code of Ethics of O'Connor Fund of Funds: Masters*
(2) Code of Ethics of UBS Alternative and Quantitative Investments LLC*

(s)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman(1)

_______________________
*	Filed herewith.

(1)	Incorporated by reference to the respective Exhibits of the Registration Statement on Form N-2 (Reg. Nos. 333-189732 and 811-22859), filed on July 1, 2013.

Item 26.  Marketing Arrangements:  Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution:

Registration fees	$68,200
FINRA fees	50,500
Legal fees	350,000
Blue Sky fees	50,000
Accounting fees	70,000
Printing	70,000
Miscellaneous	1,300

Total	$660,000

Item 28.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 29.  Number of Holders of Securities as of June 30, 2013:

Title of Class                                                      Number of Recordholders

Shares of Beneficial Interest                                                              63

Item 30.  Indemnification:

          Reference is made to Section 5.5 of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), filed herewith as Exhibit (a)(3), and to Paragraph 7 of the Registrant's Investment Advisory Agreement ("Investment Advisory Agreement"), filed herewith as Exhibit (g)(1).  The Registrant hereby undertakes that it will apply the indemnification provisions of the Trust Agreement and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with UBS Alternative and Quantitative Investments LLC (the "Adviser"), the Registrant's trustees and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-62960), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

State Street Bank and Trust Company, as Fund administrator, maintains certain required accounting-related and financial books and records of the Registrant at 30 Adelaide Street East, Suite 1100, Toronto, Ontario, M5C 3G6, Canada.  The other required books and records are maintained by the Adviser, whose offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901.

Item 33.  Management Services:  Not Applicable.

Item 34.  Undertakings:

I.           The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.           The Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)
To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.
The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

VII.
The Registrant undertakes that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 10th day of September, 2013.

O'CONNOR FUND OF FUNDS: MASTERS

By:	/s/ Nicholas J. Vagra
Nicholas J. Vagra
Authorized Signatory

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated September 10, 2013.

	Name	Title

	/s/ William J. Ferri William J. Ferri	Principal Executive Officer

	/s/ Nicholas J. Vagra Nicholas J. Vagra	Principal Accounting Officer

	/s/ Meyer Feldberg* Meyer Feldberg	Chairman and Trustee

	/s/ Virginia G. Breen* Virginia G. Breen	Trustee

	/s/ George W. Gowen* George W. Gowen	Trustee

	/s/ Stephen H. Penman* Stephen H. Penman	Trustee

*By:	/s/ Nicholas J. Vagra
Nicholas J. Vagra,
Attorney-in-Fact

Exhibit Index

(a)(3)	Amended and Restated Agreement and Declaration of Trust.
(b)	By-Laws.
(g)(1)	Form of Investment Advisory Agreement.
(g)(2)	Form of Expense Limitation and Reimbursement Agreement.
(h)(1)	Form of Distribution Agreement.
(h)(2)	Form of Selected Dealer Agreement.
(j)	Form of Master Custodian Agreement.
(k)(1)	Form of Administration Agreement.
(k)(2)	Form of Transfer Agency and Services Agreement.
(l)(1)	Opinion and Consent of Stroock & Stroock & Lavan LLP.
(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.
(n)	Consent of Independent Registered Public Accounting Firm.
(r)(1)	Code of Ethics of O'Connor Fund of Funds: Masters.
(r)(2)	Code of Ethics of UBS Alternative and Quantitative Investments LLC.